STEIN ROE BOND FUNDS

SEMIANNUAL REPORT
DEC. 31, 1997

PHOTO OF: VARIOUS BONDS

STEIN ROE FIXED INCOME FUNDS

TAXABLE BOND FUNDS

           INTERMEDIATE BOND FUND
           INCOME FUND
           HIGH YIELD FUND

LOGO: STEIN ROE MUTUAL FUNDS
Sensible Risks. Intelligent Investments.(sm)

Contents
-------------------------------------------------------------------------------
From the President................................................   1

   Tim Armour's thoughts on the markets and investing


Fund Performance..................................................   3

   How the Stein Roe bond funds have done over time


Q&A

   Interviews with the portfolio managers and a summary
   of investment activity over the past six months
   Intermediate Bond Fund.........................................   6
   Income Fund....................................................   9
   High Yield Fund................................................   12


Investments.......................................................   17

   A complete list of investments with market values


Financial Statements..............................................   30

   Statements of assets and liabilities, statements of operations and changes in net assets


Notes to Financial Statements.....................................   39


Financial Highlights..............................................   44

   Selected per-share data


General Information...............................................   50

   A guide to products and services

From the President
-------------------------------------------------------------------------------
TO OUR SHAREHOLDERS
We are pleased to present this semi annual report for Stein Roe's taxable bond funds -- Stein Roe Intermediate Bond Fund, Stein Roe Income Fund and Stein Roe High Yield Fund. In the following pages, we'll provide you with an overview of economic events that occurred over the past six months and explain how we positioned the funds to respond to those events.

A BOND INVESTOR'S EDEN
Thanks to ebbing inflation, a shrinking budget deficit and a Federal
Reserve willing to stand pat on interest rates, 1997 proved to be a near-perfect environment for bonds. And bonds responded, posting near-record returns.
   Nearly all types of bonds benefited: corporate bonds, high yield bonds, even emerging markets bonds turned in stellar performances by Dec. 31, 1997. The benchmark 30-year bond rallied, its yield dropping to 5.92 percent on Dec. 31, 1997-- its lowest level in more than four years. And, in the last six months, Treasury bonds did the unthinkable -- they outperformed the Dow Jones Industrial Average.*

ASIAN TURMOIL BOOSTS BONDS
The strong rally in Treasury bonds was driven in part by a financial crisis in Asia that roiled stock markets worldwide. Excess debt, overcapacity and what may have been unwise economic and fiscal policies, sparked the devaluation of several Southeast Asian currencies in July and August 1997. The resulting currency crisis struck many Southeast Asian economies, then sparked a surprisingly severe crash in Hong Kong. By the end of October, this sequence of events had finally unnerved investors in the developed countries. The result: sharp declines in all of the major markets, including the United States. Stocks fell more than 550 points in one day of trading on Oct. 28, 1997.
   The situation in Asia stabilized somewhat in December, with the International Monetary Fund providing resources to South Korea, and several other governments proposing plans to get their economies to a more healthy state.
   The stock market's unrest took its toll, spurring what's known as a flight to quality. Investors, in search of a relatively safer investment haven, and to profit from a possible drop in interest rates, turned to bonds -- Treasuries in particular -- in droves. And foreign investors, encouraged by the strong U.S. dollar, have swelled their ranks. In fact, cash flows into bond funds in the last six months of 1997 increased nearly 200 percent over the previous six months.+

Photo of: Tim Armour

A ROSY OUTLOOK
The last several years have proved to be a great golden era for the United States. Unemployment rates are at historic lows. Inflation is tame at roughly 2 percent. The economy is growing steadily. Corporate profits are expanding. Hourly wages are rising. And, for the first time in recent memory, Congress is looking at a possible budget surplus in 1998.
   Some economists speculate that the combination of technological advances, global competition and productivity improvements will keep price pressures at a minimum, and bonds popular, far into the future. The rapid reduction of the U.S. budget deficit could mean good news for bonds, too. That's because smaller deficits reduce the government's need to borrow, shrinking the number of bond issues it sells. A lower supply could push prices upward.
   So, while the path to recovery for many Southeast Asian nations will be long and difficult -- and may cause some choppiness in the investment markets in 1998 -- we believe the disruptions there are unlikely to have a major impact on our economy or the profits of U.S. corporations as a whole. What's more, we anticipate any ill effects on other developed Western economies to be relatively mild over the next several quarters. As a result, we look forward to a strong U.S. economy and a favorable environment for bond investors in 1998.

THE BASICS
No one can predict what might happen to the markets in the future. But no matter what direction you think the economy is heading, it's important to remember the basics. We believe investors must understand the factors that move the markets -- not just to profit from them, but to gain the patience to ride out short-term volatility. Think long term and re-evaluate your investment portfolio from time to time to make sure it continues to match your goals, risk tolerance and time horizon.

   Sincerely,

   /s/ Timothy K. Armour
   Timothy K. Armour
   President
   Jan. 29, 1998


*Treasury bonds, as measured by the Merrill Lynch Treasury Master Index returned
6.83 percent for the six months ended Dec. 31, 1997. The Dow Jones Industrial Average returned 3.99 percent for the same period.
+Source: Financial Research Corporation, January 1998.

Fund Performance
-------------------------------------------------------------------------------
There are several ways to evaluate a fund's historical performance. You can look at the cumulative return percentage, the average annual return percentage or the growth of a hypothetical $10,000 investment. Each performance figure includes changes in a fund's share price, plus reinvestment of any dividends (net investment income) and capital gains (the profits the fund earns when fixed income securities grow in value).

-------------------------------------------------------------------------------
                                             AVERAGE ANNUAL TOTAL RETURNS
                                              Periods ended Dec. 31, 1997
                                        PAST 1    PAST 3    PAST 5     PAST 10
                                         YEAR      YEARS     YEARS      YEARS
                                        ----------------------------------------
INTERMEDIATE BOND FUND                   9.29%     10.11%      7.27%    8.58%
Lehman Intermediate Government/
  Corporate Bond Index                   7.87       8.98      6.67      8.34
INCOME FUND                              9.58      11.22      8.44      9.29
Lehman Intermediate
  Corporate Bond Index                   8.36      10.26      7.72      9.16
HIGH YIELD FUND                         15.85       --         --        --
Merrill Lynch High Yield Master Index   12.83       --         --        --
-------------------------------------------------------------------------------


PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. SHARE PRICE AND INVESTMENT RETURN WILL VARY, SO YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL SHARES. Total return performance includes changes in share price and reinvestment of income and capital gains distributions.

Investment Comparison
-------------------------------------------------------------------------------
COMPARISON of change in value of a $10,000 investment for the years ended June 30 and the six-month period ended Dec. 31, 1997.
-------------------------------------------------------------------------------
INTERMEDIATE BOND FUND
LINE CHART:
                                            LEHMAN
                                            INTERMEDIATE
                  INTERMEDIATE              GOVERNMENT/
                  BOND                      CORPORATE
                  FUND                      BOND INDEX
6/30/87           10000                     10000
6/30/88           10692                     10766
6/30/89           11865                     11866
6/30/90           12497                     12793
6/30/91           13824                     14138
6/30/92           15762                     15999
6/30/93           17431                     17678
6/30/94           17349                     17634
6/30/95           19103                     19464
6/30/96           20203                     20441
6/30/97           22084                     21917
12/31/97          23252                     22991

-------------------------------------------------------------------------------
INCOME FUND
-------------------------------------------------------------------------------

LINE CHART:
                                            LEHMAN
                                            INTERMEDIATE
                  INCOME                    CORPORATE
                  FUND                      BOND INDEX
6/30/87           10000                     10000
6/30/88           10938                     10829
6/30/89           12148                     11986
6/30/90           12449                     12970
6/30/91           13608                     14324
6/30/92           15960                     16388
6/30/93           17987                     18395
6/30/94           17863                     18291
6/30/95           20148                     20649
6/30/96           21296                     21750
6/30/97           23498                     23517
12/31/97          24713                     24728



PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. SHARE PRICE AND
INVESTMENT RETURN WILL VARY, SO YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL SHARES. TOTAL RETURN PERFORMANCE INCLUDES CHANGES IN SHARE PRICE AND REINVESTMENT OF INCOME AND CAPITAL GAINS DISTRIBUTIONS. These graphs compare the performance of the Stein Roe funds to the Lehman Intermediate
Government/Corporate Bond Index and the Lehman Intermediate Corporate Bond Index, each an unmanaged group of fixed income securities that differs from the composition of each Stein Roe fund; they are not available for direct investment.

Investment Comparison
-------------------------------------------------------------------------------
COMPARISON of change in value of a $10,000 investment.
-------------------------------------------------------------------------------
HIGH YIELD FUND

LINE CHART:
                  HIGH                      MERRILL LYNCH
                  YIELD                     HIGH YIELD
                  FUND                      MASTER INDEX
11/01/96          10000                     10000
12/31/96          10271                     10281
3/31/97           10423                     10388
6/30/97           11088                     10881
9/30/97           11655                     11307
12/3187           11899                     11599



PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. SHARE PRICE AND INVESTMENT RETURN WILL VARY, SO YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL SHARES. TOTAL RETURN PERFORMANCE INCLUDES CHANGES IN SHARE PRICE AND REINVESTMENT OF INCOME AND CAPITAL GAINS DISTRIBUTIONS. The Merrill Lynch High Yield Master Index is an unmanaged group of high yield bonds that differs from the composition of the Fund; it is not available for direct investment.

Q&A
-------------------------------------------------------------------------------
AN INTERVIEW WITH MIKE KENNEDY, PORTFOLIO MANAGER OF
INTERMEDIATE BOND FUND

PHOTO OF: MIKE KENNEDY

   FUND DATA
   INVESTMENT OBJECTIVE:
   Seeks high current income consistent with capital preservation by investing primarily in a diversified portfolio of marketable debt securities. The dollar-weighted average life of its portfolio is expected to be between three and 10 years.

   FUND INCEPTION:
   Dec. 5, 1978

   TOTAL NET ASSETS:
   $395.8 million


Q: HOW DID THE FUND PERFORM?

A: For the six-month period ended Dec. 31, 1997, the Fund's return of 5.29 percent outpaced the Lehman Intermediate Government/Corporate Bond Index return of 4.90 percent, yet underperformed the Lipper Peer Group median return of 5.60 percent.

Q: WHAT TRANSPIRED DURING THE SIX-MONTH PERIOD?

A: We started out the fiscal year with a majority of the portfolio's assets in corporate bonds. Corporate bonds had been performing strongly and we believed they would continue to do so given the economy's stable interest rates and steady growth. In October, however, a currency crisis in Asia sparked fears of lower earnings for U.S. corporations, which negatively affected corporate bond prices. In fact, the month of October was the worst month for corporate bonds, compared to Treasuries, since the late 1980s.

Q: HOW DID YOU ADJUST THE PORTFOLIO WHEN CORPORATE BONDS BEGAN TO UNDERPERFORM?

A: We believed investors would flee the volatile equity markets in search of high-quality investments and this, in turn, would spark a Treasury rally. We reacted by shifting our position in Treasuries from four percent to more than 20 percent of total net assets, in anticipation of the Treasury market rally that resulted from volatile equity markets. The move helped offset somewhat the Asian crisis' negative effects on our performance.

Q: WHAT OTHER FACTORS CONTRIBUTED TO PERFORMANCE?

A: Demand for bond investments has increased in the last six months, partly driven by investors' rising discomfort with the equity markets. The Fund benefited from this flight to bonds. Our underweighting in mortgage securities also boosted performance -- these securities tend to be less attractive in lower interest rate environments.
   Though few, our Asian corporate bond holdings hindered our performance. Among our hardest-hit holdings was Pan Pacific Industrial Investment Co. (1.1 percent of total net assets). We continue to hold the position because we believe the bond is attractive given its current low price.

Q: WHAT DO YOU EXPECT FROM THE CORPORATE BOND MARKETS DURING THE FIRST QUARTER OF 1998?

A: We think credit quality among corporate bonds will improve as the economy continues to expand at a moderate pace and corporate cash flow remains strong. There is one questionable area in our forecast: Asia. Asian bond prices, however, already are reflecting a substantial portion of that risk.
   We have returned the portfolio to an overweighting in corporate bonds in preparation for the first quarter effect. This is a seasonal pattern during which corporate bonds typically outperform Treasuries. That's because investors have strong demand for corporate bonds early in the year. BBB-rated bonds generally perform better than AAA-rated issues during this time period. With
26.4 percent of total net assets held in issues at the lower end of our high-quality range, we've positioned the portfolio accordingly.

Q: WHAT'S YOUR OUTLOOK FOR THE ECONOMY IN 1998?

A: We're optimistic about economic conditions. We believe that a growth rate of around two percent, coupled with low inflation, should keep the environment favorable for fixed income assets. We believe the economy may continue to expand at a moderate pace and corporate cash flows should remain strong.

PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. SHARE PRICE AND INVESTMENT RETURN WILL VARY, SO YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL SHARES. Portfolio holdings as of Dec. 31, 1997; portfolio data subject to change. Total return performance includes changes in share price and reinvestment of income and capital gains distributions. The Lehman Intermediate Government/Corporate Bond Index represents an unmanaged group of intermediate-term bonds that differs from the composition of the Fund; it is not available for direct investment. According to Lipper Analytical Services, Inc., an independent monitor of mutual fund performance, the median returns for the Fund's intermediate investment-grade debt fund peer group for the one-, five- and 10-year periods ended Dec. 31, 1997, were 8.52 percent, 6.63 percent and 8.47 percent, respectively.

Foreign investments involve currency, market and political risks not generally associated with U.S. investments.

Fund Highlights
-------------------------------------------------------------------------------
                                                    Intermediate Bond Fund
                                                   SECURITIES TYPE BREAKDOWN
                                                PORTFOLIO          PORTFOLIO
                                              JUNE 30, 1997      DEC. 31, 1997
-------------------------------------------------------------------------------
Corporate Bonds                                    39.3%               37.7%
Foreign Issues                                     27.2                29.1
Mortgage-Backed Securities                         19.1                16.1
U.S. Treasury Securities                           --                   6.9
Asset-Backed Securities                             7.0                 6.0
Cash and Equivalents                                7.4                 4.2
-------------------------------------------------------------------------------
Total                                             100.0%              100.0%
-------------------------------------------------------------------------------

PIE CHARTS:

AVERAGE LIFE
                         As of June 30, 1997     As of Dec. 31, 1997
Greater than 20 Years     8.9%                    9.2%
10-20 Years               7.6%                    2.8%
5-10 Years               45.4%                   49.4%
1-5 Years                31.1%                   33.6%
Less than 1 Year          7.0%                    5.0%


PORTFOLIO QUALITY
                         As of June 30, 1997     As of Dec. 31, 1997
BB and Below             10.2%                   12.8%
BBB                      29.3%                   26.4%
A                        24.1%                   27.4%
AA                        8.9%                    6.8%
Treasury/AAA/Agency      27.5%                   26.6%

Q&A
-------------------------------------------------------------------------------
AN INTERVIEW WITH STEVE LOCKMAN, PORTFOLIO MANAGER
OF INCOME FUND AND SR&F HIGH YIELD PORTFOLIO

PHOTO OF: STEVE LOCKMAN

 INCOME FUND Q&A
  FUND DATA
   INVESTMENT OBJECTIVE:
   Seeks high current income by investing principally in medium-quality debt securities. The Fund also may invest in higher-quality securities and, to a lesser extent, lower-quality securities which may involve greater credit and other risks.

   FUND INCEPTION:
   March 5, 1986

   TOTAL NET ASSETS:
   $427.7 million

-------------------------------------------------------------------------------

Q: HOW DID THE FUND PERFORM?

A: For the six-month period ended Dec. 31, 1997, the Fund returned 5.17 percent compared with the Lipper peer group median return of 6.50 percent and the Lehman Intermediate Corporate Bond Index return of 5.15 percent.

Q: WHAT HAPPENED?

A: The Fund's underperformance was largely driven by an overweight ing in lower-rated corporate bonds. While corporate bonds had been performing well for the past six or seven years, in these past six months U.S. markets reacted negatively to the pressures of an Asian currency crisis. An insecure stock market also dampened the performance of corporate bonds and we saw volatility in corporate spreads increase for the first time in quite a while.

Q: HOW DID YOU ADJUST THE PORTFOLIO?

A: We reduced the portfolio's holdings in corporate bonds in the financial services sector from 32.7 percent to roughly 25.3 percent and shifted those assets into longer-term government bonds. Although this shift into Treasuries supported performance, we believe the volatility in corporate bonds is temporary and will soon stabilize. We will watch the corporate market and, if we become comfortable with spreads, we may increase our holdings.

Q: DID ANYTHING ELSE AFFECT PERFORMANCE?

A: One way we try to achieve high income for the portfolio is by investing in below investment-grade bonds. These bonds tend to underperform when Treasury markets rally. Since a third of the portfolio was in below investment-grade holdings during the recent Treasury market rally, the Fund's performance was restricted.

Q: HOW DID YOU ADJUST THE PORTFOLIO?

A: Overall, our average quality increased. We nearly doubled our holdings in AAA-rated bonds -- mostly U. S. Treasuries -- reducing our weighting in AA-rated and A-rated holdings. We also slightly increased our below investment-grade holdings. This move was designed to take advantage of year-end spread widening in high yield bonds that we think will do well in the upcoming year. Our purchases reflected improv ing credits in the telecommunications industry, such as TCI Communications and WorldCom (1.2 percent and 1.5 percent of total net assets, respectively). As the improvement in the interest rate environment became clearer, we extended the portfolio's duration about a quarter of a year.
   Subsequently, the average maturity of the portfolio went from 8.7 years on June 30, 1997, to 9.7 years on Dec. 31, 1997.

Q: HOW DID THE ASIAN CURRENCY CRISIS AFFECT BOND MARKETS?

A: The currency crisis in Asia has stripped the market of liquidity. Asia was once a safe haven because of its high savings rates and strong governments. Now we're seeing a transformation of the political system toward supporting a free market economy. As governments loosen controls, these economies become exposed to more severe global competitive forces. In turn, severe competition causes an overreliance on short-term funding, which puts severe downward pressure on currency valuations.

Q: HOW DID INCOME FUND REACT?

A: Our exposure to foreign holdings has decreased moderately since June. A third of the portfolio's foreign holdings are companies that do business in Asia. These investments are in government-owned companies that we believe are protected from the turmoil. When investing overseas, we look for government-owned export companies that are vital to these countries' economies. We don't intend to increase our exposure to this region until we are confident that the countries are able to meet the requirements of the International Monetary Fund programs -- and until we see progress in government policies, bank supervision and banking stability.

Q: WHAT ELSE DO YOU EXPECT ON THE FOREIGN INVESTING FRONT?

A: We have invested in Latin American companies whose earnings growth reflect the domestic improvements in Mexico and South America. Although Asia and other affected countries are restructuring, U.S. dollar investments -- dollar-denominated bonds and U.S. Treasuries -- are a relatively safe haven for investors worldwide.

Q: WHAT'S YOUR OUTLOOK?

A: We believe interest rates will continue their recent downward trends. As a result, we plan to keep the portfolio's duration above its five-to-six-year range. Although the technical aspects of the market remain strong, potentially lasting effects of the Asian crisis and the strong U. S. dollar may continue to undermine corporate profits. We will continue to position the portfolio accordingly.

PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. SHARE PRICE AND INVESTMENT RETURN WILL VARY, SO YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL SHARES. Portfolio holdings as of Dec. 31, 1997; portfolio data subject to change. Total return performance includes changes in share price and reinvestment of income and capital gains distributions. The Lehman Intermediate Corporate Bond Index is an unmanaged group of intermediate-term bonds that differs from the composition of the Fund; it is not available for direct investment. According to Lipper Analytical Services, Inc., an independent monitor of mutual fund performance, the median returns for the Fund's corporate debt BBB fund peer group for the one-, five- and 10-year periods ended Dec. 31, 1997, were 9.97 percent, 8.29 percent and 9.37 percent, respectively.

Investing in high yield bonds involves greater credit and other risks not associated with investing in higher-quality securities.

Foreign investments involve currency, market and political risks not generally associated with U.S. investments.

Q&A
-------------------------------------------------------------------------------

HIGH YIELD FUND Q&A
   FUND DATA
   INVESTMENT OBJECTIVE:
   Seeks high current income and capital appreciation by investing principally in high yield, high-risk, medium- and lower-quality debt securities.

   FUND INCEPTION:
   Nov. 1, 1996

   TOTAL NET ASSETS:
   $31.3 million

Q: HOW DID THE FUND PERFORM?

A: For the six-month period ended Dec. 31, 1997, the Fund returned 7.31 percent, outpacing the Lipper peer group return of 6.78 percent. While the Fund has been in existence for just over a year, it ranked in the top third of all high yield funds for the six-month period and in the top 9 percent for calendar year 1997.

Q: WHAT DROVE PERFORMANCE?

A: At the beginning of the reporting period, we found attractive yields among lower-tier issues. Later in the year, we invested in the increasing yields of higher and lower credit tiers. Because of the lower interest rate environment, we sold off shorter-term bonds or bonds selling on a yield-to-call basis, to purchase longer-term bonds or bonds that had better call features. We also boosted our weightings in zero coupon bonds. This move benefited performance given their attractive spreads during the positive interest rate background.

Q: CAN YOU EXPLAIN ZERO COUPON BONDS?

A: Zero coupon bonds are securities that are issued below face value and that pay no current interest. Their return is the difference between the issuance (or purchase) price and the final redemption price (par). Zero coupon bonds perform well if credits are improving and if interest rates are declining. If you aren't receiving an interest payment, you are taking on more credit risk. That's because your only return is principal. Many companies will issue zero coupon bonds if they need time to generate money and earnings before they can make interest payments.

Q: WHAT ARE THE PROSPECTS FOR THESE SECURITIES?

A: Demand for yield has made the fixed income market receptive to zero coupon bonds. Although we increased our exposure to zeros, we're mindful of the stability, strength and growth prospects of each issue's underlying company. These investments are still quite risky, so to the extent we see equity valuations change, or growth slows for these companies, we will shift to a less aggressive position.

Q: THE HIGH YIELD MARKET ENJOYED FAVORABLE RETURNS AND RAPID GROWTH DURING THE LAST SIX MONTHS. DID THE PORTFOLIO BENEFIT?

A: The high yield market did grow substantially during the reporting period -- from $442 billion in assets as of June 30, 1997, to $495 billion in assets on Dec. 31, 1997.* Stein Roe High Yield Fund benefited from this growth.
   Investor interest in high yield bonds is greater than ever. High yield bonds act a lot like equities in that they are affected by the earnings of the company issuing the bond. As a result, the high yield market has a higher correlation to the stock market than to other fixed income investments. Consequently, the high yield market followed the booming performance of the equity markets. On the other hand, as the stock market has continued to rise, investors have become increasingly concerned about equity valuations, and they find the high yield market a somewhat safer place to invest. High yield bonds offer fixed income investors diversification and a way to decrease their correlation to interest rates, which also has helped to drive demand.

Q: HOW HAS THE FAVORABLE INTEREST RATE ENVIRONMENT AFFECTED DEMAND?
A: A number of companies have either called or tendered for their bonds, particularly those rated BB. Investors who held called bonds needed to replace them, and demand spiked accordingly.

Q: HOW HAS THE HIGH YIELD MARKET ACCOMMODATED THE INCREASED DEMAND?

A: Issuance in the high yield market has not only met demand, but set records for both size and number of new issues. In the late 1980s, new high yield bonds were primarily issued by cable companies. Now, in the late 1990s, new issues in the high yield market have been dominated by the telecommunications and technology industries. We purchased several new issues in these industries, including Brooks-Fiber and Next Link (1.4 percent and 2.1 percent of total net assets, respectively).

Q: MORE INTERNATIONAL ISSUES HAVE ENTERED THE HIGH YIELD MARKET. HOW HAS THAT AFFECTED THE PORTFOLIO?

A: International bonds are providing additional supply and yield to the high yield market. We increased the portfolio's weighting in foreign bonds from 0.8 percent on Sept. 30, 1997, to 4.0 percent on Dec. 31, 1997, because we believe the adverse effects of the Asian currency crisis have created some long-term relative value among international issuers.
   A bond's credit rating is based largely on the country of issuance, and the ratings of many large companies with strong balance sheets and good credit prospects often are capped by the ratings of the country in which they are located. As a result, we are selective in our purchases. We're always mindful of a company's earnings prospects regardless of the country in which its bonds are issued.

Q: WHAT'S YOUR OUTLOOK?

A: We remain optimistic about the high yield market and believe spreads have the potential for some additional narrowing over the medium term. A continued favorable interest rate background will increase our confidence. Recent volatility in equity markets and the recent crisis in Asia might cause corporate earnings growth to slow from the levels experienced in previous years. We intend to upgrade the credit quality of the portfolio's holdings if the incremental yields of lower-tier credits continue to narrow or if equity prices fall.

* Source: Credit Suisse/First Boston.
PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. SHARE PRICE AND INVESTMENT RETURN WILL VARY, SO YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL SHARES. Portfolio holdings as of Dec. 31, 1997; portfolio data subject to change. Total return performance includes changes in share price and reinvestment of income and capital gains distributions. The Adviser currently limits expenses to 1 percent of average net assets, subject to 30 days' notice to the Fund. Absent this limit, the Fund's 30-day standardized yield at Dec. 31, 1997, would have been
8.2 percent and total return would have been less. According to Lipper Analytical Services, Inc., an independent monitor of mutual fund performance, the median returns for the Fund's high yield bond fund peer group for the one-year period ended Dec. 31, 1997 was 12.77 percent. Investing in high yield bonds involves greater credit and other risks not associated with investing in higher-quality securities. Foreign investments involve market, political and currency risks not associated with other investments.

Fund Highlights

-------------------------------------------------------------------------------
                                                        Income Fund
                                                 SECURITIES TYPE BREAKDOWN
                                                PORTFOLIO          PORTFOLIO
                                              JUNE 30, 1997      DEC. 31, 1997
-------------------------------------------------------------------------------
Industrial                                         42.9%               45.2%
Financial                                          32.7                25.3
U.S. Government Securities                          1.6                 8.0
Utilities                                           6.7                 7.4
Foreign Issues                                      7.5                 6.1
Transportation                                      5.3                 5.1
Miscellaneous                                       3.3                 2.9
-------------------------------------------------------------------------------
Total                                             100.0%              100.0%
-------------------------------------------------------------------------------

PIE CHARTS:

MATURITY
                         As of June 30, 1997     As of Dec. 31, 1997
Greater than 20 Years     5.1%                    9.0%
10-20 Years              10.8%                    8.3%
5-10 Years               59.3%                   60.6%
1-5 Years                21.1%                   20.9%
Less than 1 Year          3.7%                    1.2%


PORTFOLIO QUALITY
                         As of June 30, 1997     As of Dec. 31, 1997
B/Not Rated              10.2%                   10.3%
BB                       19.8%                   20.9%
BBB                      35.5%                   37.6%
A                        22.8%                   17.2%
AA                        6.3%                    4.7%
Treasury/AAA/Agency       5.4%                    9.3%

Fund Highlights
-------------------------------------------------------------------------------
                                                       High Yield Fund
                                                  SECURITIES TYPE BREAKDOWN
                                                PORTFOLIO          PORTFOLIO
                                              JUNE 30, 1997      DEC. 31, 1997
-------------------------------------------------------------------------------
Industrial                                         85.8%               85.9%
Financial                                           8.3                 5.4
Foreign Issues                                      1.3                 4.0
Utilities                                           1.9                 3.8
Transportation                                      1.4                 0.9
Miscellaneous                                       1.3                 --
-------------------------------------------------------------------------------
Total                                             100.0%              100.0%
-------------------------------------------------------------------------------

PIE CHART:

MATURITY
                         As of June 30, 1997     As of Dec. 31, 1997
10-15 Years               8.8%                    5.3%
5-10 Years               75.5%                   85.8%
1-5 Years                11.2%                    7.3%
Less than 1 Year          4.5%                    1.6%


PORTFOLIO QUALITY
                         As of June 30, 1997     As of Dec. 31, 1997
B                        64.1%                   65.5%
BB                       25.0%                   19.4%
BBB                       1.3%                    1.5%
AAA/Agency                3.2%                    1.6%
Not Rated                 6.4%                   12.0%

Intermediate Bond Fund
-------------------------------------------------------------------------------
Investments as of December 31, 1997
(Dollar amounts in thousands)
(Unaudited)
                                                         Principal       Market
LONG-TERM OBLIGATIONS (93.4%)                               Amount        Value
-------------------------------------------------------------------------------
U.S. GOVERNMENT OBLIGATIONS (6.8%)
U.S. Treasury Notes
   5.750% 11/1/00....................................     $ 2,000       $ 2,004
   6.500% 10/15/06...................................       6,000         6,283
   6.250% 2/15/07....................................       1,000         1,032
   6.125% 8/15/07....................................       6,750         6,937
U.S. Treasury Bonds
   7.500% 11/15/16...................................       3,500         4,085
   6.625% 2/15/27....................................       2,750         2,986
   6.375% 8/15/27....................................       3,500         3,693
                                                                       --------
                                                                         27,020
U.S. GOVERNMENT AGENCY MORTGAGE-BACKED SECURITIES (7.7%)
Federal Home Loan Mortgage Corporation Gold
   12.000% 7/01/20...................................       3,017         3,466
Federal Home Loan Mortgage Corporation
   Remic Trust Series 11-C 9.500% 4/15/19............         187           191
Federal National Mortgage Association
   8.500% 4/01/01....................................           1             1
   8.500% 5/01/03....................................          19            20
   8.500% 9/01/03....................................          70            73
   8.500% 11/01/03...................................         122           126
   6.000% 4/01/09....................................      11,160        10,996
   11.250% 11/01/13 (FHA/VA guaranteed)..............         157           178
   6.000% 1/01/24....................................         841           817
   6.000% 3/01/24....................................       2,456         2,386
Federal National Mortgage Association Remic Trusts
   14.400% (Effective Yield) 7/25/98 Series 1991-91
   Class SA-IO.......................................       2,655            73
   9.250% 3/25/18 Series 88-4-Z......................       3,173         3,357
Government National Mortgage Association
   8.000% 1/15/08....................................         484           504
   8.000% 2/15/08....................................         322           334
   8.000% 4/15/08....................................         362           377
   8.000% 5/15/08....................................         505           526
   8.000% 6/15/08....................................       2,242         2,334
   8.000% 7/15/08....................................         431           449
   9.000% 6/15/16....................................         133           145
   9.000% 8/15/16....................................          76            82
   9.000% 10/15/16...................................         174           189
   7.125% 7/20/25 ARM (Floating Rate)................       3,737         3,825
                                                                       --------
                                                                         30,449
AUTOMOTIVE (1.7%)
Chrysler Corp.
   7.450% 3/01/27....................................       4,250         4,577
   7.450% 3/01/97....................................       2,000         2,123
                                                                       --------
                                                                          6,700
AIR TRANSPORTATION (1.8%)
Federal Express Corporation 1994 Pass-Through Certificates
   Series A310-SA1 7.530% 9/23/06....................       3,488         3,621
United Airlines Corporation Series 1991-A1
   9.200% 3/22/08....................................       3,171         3,589
                                                                       --------
                                                                          7,210

Intermediate Bond Fund CONTINUED
   Principal                                              Market
                                                           Amount         Value
-------------------------------------------------------------------------------
ASSET-BACKED OBLIGATIONS (6.0%)
Airplane Pass-Through Trust Series 1 Class A 6.513% 3/15/19
   Floating Rate.....................................     $ 2,782       $ 2,771
ALPS Pass-Through Trust Series 1994-1 Class C2
   9.350% 9/15/04....................................       3,482         3,581
Contimortgage Home Equity Loan Trust
   7.420% 2/15/15....................................         750           765
   7.670% 2/15/15....................................       2,875         2,974
First Boston Home Equity Loan Pass-Through Certificates Series
   1993-H1 Class A-IO 12.820% (Effective Yield) 9/28/13    16,782           655
Greentree Financial Corporation Series 1996-9 Class B1
   7.650% 1/15/28....................................       5,750         5,994
Greentree Home Improvement Loan Trust Series 1994-A Class A
   7.050% 3/15/14....................................       1,778         1,802
IMC Home Equity Loan Trust Series 1997-3 Class M2
   7.550% 8/20/28....................................       5,000         5,138
                                                                       --------
                                                                         23,680
BROADCASTING & PUBLISHING (3.8%)
News America Holdings 8.625% 2/01/03.................       7,500         8,141
Paramount Communications 7.500% 1/15/02..............       3,000         3,058
Viacom International 10.250% 9/15/01.................       3,500         3,815
                                                                       --------
                                                                         15,014
CONGLOMERATES (1.1%)
*Pan Pacific Industrial Investment Co. (Yankee Issue) Zero Coupon
   (Effective Yield 8.833%) 4/28/07..................      15,000         4,526

COMMERCIAL BANKS (5.6%)
Deutsche Ausgleichsbank Series EMTN 7.000% 9/24/01...       4,000         4,138
First Federal of Michigan Zero Coupon ...............
   (Effective Yield 7.409%) 2/26/05..................       6,500         4,224
Merita Bank Ltd. 7.150% 9/11/49......................       4,500         4,569
*Riggs Capital Trust 8.625% 12/31/26.................       4,000         4,244
Santander Financial Issuances 7.875% 4/15/05.........       5,000         5,088
                                                                       --------
                                                                         22,263
COMMUNICATIONS (7.8%)
*Comcast Cable Communications 8.375% 5/01/07.........       5,000         5,556
GTE Hawaiian Telephone Series B 7.375% 9/01/06.......       7,000         7,331
Groupe Videotron Ltee (Yankee Issue) 10.625% 2/15/05.       3,000         3,330
Rogers Cablesystem (Yankee Issue) 9.625% 8/01/02.....       3,000         3,195
TCI Communications Inc. 7.250% 6/15/99...............       6,000         6,083
Worldcom Inc. 9.375% 1/15/04.........................       5,000         5,300
                                                                       --------
                                                                         30,795
CONSTRUCTION (2.7%)
Hanson Overaseas B.V. 7.375% 1/15/03.................       6,000         6,251
Kaufman & Broad Home Corp. 7.750% 10/15/04...........       4,500         4,455
                                                                       --------
                                                                         10,706
FOOD & BEVERAGE (0.2%)
*NBTY Inc. 8.625% 9/15/07............................         625           625

FINANCIAL & INVESTING INSTITUTIONS (7.8%)
*Bistro Trust 9.500% 12/31/02........................       3,000         3,004
*Cigna CBO 1996-1 Ltd. 6.460%11/15/08................       5,000         5,452
Dynex Capital Inc. 7.875% 7/15/02....................       5,000         5,089
GMAC Series EMTN 6.750% 7/10/02......................       9,000         9,132
Merrill Lynch & Company 6.550% 8/1/04................       6,000         6,045
Salomon Inc. (The Traveler's Group Inc.) 6.750% 1/15/06     2,000         2,018
                                                                       --------
                                                                         30,740

Intermediate Bond Fund CONTINUED
                                                        Principal        Market
                                                           Amount         Value
-------------------------------------------------------------------------------
FOREIGN SOVEREIGN &REGIONAL BONDS (2.6%)
People's Republic of China 6.625% 1/15/03............     $ 1,000        $  963
*PYCSA Panama S.A. 10.280% 12/15/12..................       3,250         3,182
Republic of Slovenia 7.000% 8/06/01..................       6,000         6,125
                                                                       --------
                                                                         10,270
FORESTRY & RELATED PRODUCTS (1.5%)
Celulosa Arauco y Constitucion S.A. 6.950% 9/15/05...       6,000         5,961

HEALTH SERVICES & EQUIPMENT (3.3%)
SmithKline Beecham
   6.750% 9/05/00....................................       3,000         3,041
   6.750% 10/30/01...................................       6,000         6,096
Tenet Healthcare Corp. 7.875% 1/15/03................       4,000         4,050
                                                                       --------
                                                                         13,187
HOTELS & ENTERTAINMENT (1.4%)
*Felcor Suites 7.375% 10/1/04........................       3,000         2,986
Prime Hospitality 9.250% 1/15/06.....................       2,500         2,631
                                                                       --------
                                                                          5,617
INDUSTRIAL GASES (1.5%)
BOC Group Plc 5.875% 1/29/01.........................       6,100         6,050

INSURANCE (3.6%)
Prudential Insurance 7.650% 7/01/07..................       7,250         7,703
*Zurich Capital Trust 8.376% 6/01/37.................       6,000         6,624
                                                                       --------
                                                                         14,327
MACHINERY & METALS & FABRICATED MATERIALS (0.4%)
*Tata Engineering & Locomotive 7.875 7/15/07.........       2,000         1,663

MINING (1.6%)
Freeport-McMoran Copper & Gold 7.200% 11/15/26.......       2,500         2,531
PT Alatief Freeport Financial Co. B.V. (Yankee Issue)
   9.750% 4/15/01....................................       3,500         3,802
                                                                       --------
                                                                          6,333
MORTGAGE-BACKED SECURITIES (8.3%)
American Mortgage Trust Series 1993-3 Class 3B
   8.190% 9/27/22....................................       2,840         2,812
First Union (Lehman Brothers Commercial Mortgage) Series 1997-C2
   Series A3 6.650% 12/18/07.........................       7,000         7,074
Kidder Peabody Series 1994-C3-A2 8.500% 4/01/07......       3,500         3,895
Merrill Lynch Mortgage Investments Inc. Series 1995-C3
   Class A3 7.088% 12/26/25 .........................       4,000         4,192
Merrill Lynch Trust Series 20 Class D 8.000% 12/20/18       2,970         3,024
Nomura Asset Securities Corp. 1996-MD5 Class A-1B
   7.120% 4/13/36....................................       3,000         3,175
Resolution Trust Corporation Series 1992-C Class C
   8.850 5/25/22.....................................       2,390         2,447
Structured Assets Securities Corporation
   12.960% (Effective Yield) 2/25/28 Series 1996-CFL
   Class X1-IO.......................................      48,159         2,532
   6.525% 2/25/28 Series 1996-CFL Class C............       3,684         3,672
                                                                      ---------
                                                                         32,823

Intermediate Bond Fund CONTINUED
                                                         Principal        Market
                                                            Amount         Value
-------------------------------------------------------------------------------
OIL & GAS (2.8%)
*Newfield Exploration 7.450% 10/15/07................     $ 1,500       $ 1,511
Oryx Energy Co. 10.000% 4/01/01......................       5,000         5,467
YPF Sociedad Anonima (Yankee Issue) 7.500% 10/26/02..       4,116         4,209
                                                                      ---------
                                                                         11,187
REAL ESTATE (5.2%)
Federal Realty Investment Trust
   6.625% 12/01/05...................................       2,750         2,756
   7.480% 8/15/26....................................       3,500         3,823
Meditrust 7.820% 9/10/26.............................       4,500         4,850
Storage U.S.A. L.P.
   7.125% 11/01/03...................................       3,250         3,318
   7.000% 12/01/07...................................       5,575         5,624
                                                                      ---------
                                                                         20,371
RETAIL (2.7%)
Price/Costco 7.125% 9/15/05..........................       1,650         1,702
Rite Aid Corp. 7.625% 4/15/05........................       8,500         8,994
                                                                      ---------
                                                                         10,696
UTILITIES (5.5%)
*CMS Energy Corp. 7.375% 11/15/00....................       3,000         3,001
*Financiera Energetica Nacional 9.000% 11/08/99......       4,250         4,324
Hyder Plc 6.750% 12/15/04............................       2,500         2,505
National Power Co. Plc 7.125% 7/11/01................       5,000         5,135
National Rural Utilities 6.375% 10/15/04.............       2,500         2,515
Oglethorpe Power Corp. 6.974% 6/30/11................       4,000         4,050
                                                                      ---------
                                                                         21,530
                                                                      ---------
TOTAL BONDS & NOTES
(Cost basis $362,938).............................................      369,743
-------------------------------------------------------------------------------
                                                         Number of
EQUITY-RELATED SECURITIES (1.1%)                            Shares
-------------------------------------------------------------------------------
PREFERRED STOCKS (1.1%)
FINANCIAL & INVESTING INSTITUTIONS (1.1%)
*Pinto Totta International Finance $7.770 (Cost $4,014)     4,000         4,151
-------------------------------------------------------------------------------
                                                         Principal
SHORT-TERM OBLIGATION (3.6%)                                Amount
-------------------------------------------------------------------------------
COMMERCIAL PAPER
Associates Corp. of North America 6.750% 1/02/98
(Amortized cost $14,447).............................     $14,450        14,447
                                                                      ---------
TOTAL INVESTMENTS (98.1%)
(Cost basis $381,399).............................................      388,341
OTHER ASSETS, LESS LIABILITIES (1.9%).............................        7,466
                                                                      ---------
TOTAL NET ASSETS (100.0%).........................................     $395,807
                                                                      =========
-------------------------------------------------------------------------------

*Represents private placement securities issued under Rule 144A, which are exempt from the registration requirements of the Securities Act of 1933. These securities generally are issued to qualified institutional buyers, such as the Fund, and any resale by the Fund must be in an exempt transaction, normally to other qualified institutional investors. At December 31, 1997, the aggregate value of the Fund's private placement securities was $45,293 which represented
11.4 percent of net assets.

Income Fund
-------------------------------------------------------------------------------
Investments as of December 31, 1997
(Dollar amounts in thousands)
(Unaudited)
                                                        Principal        Market
BONDS & NOTES (96.3%)                                      Amount         Value
-------------------------------------------------------------------------------
U.S. GOVERNMENT OBLIGATIONS (7.8%)
U.S. Treasury Bonds
   7.500% 11/15/16...................................     $ 2,500       $ 2,918
   6.500% 11/15/26...................................       5,000         5,339
   6.625% 2/15/27....................................      10,500        11,401
   6.375% 8/15/27....................................       2,000         2,110
   6.125% 11/15/27...................................       4,000         4,110
U.S. Treasury Notes
   7.250% 8/15/04....................................       2,500         2,703
   6.125% 8/15/07....................................       4,750         4,882
                                                                       --------
                                                                         33,463
AEROSPACE & TRANSPORT EQUIPMENT (0.8%)
Derlan Manufacturing 10.000% 1/15/07.................       1,750         1,838
L-3 Communications Corp. Series B 10.375% 5/01/07....       1,500         1,624
                                                                       --------
                                                                          3,462
AIRLINES (1.0%)
American Airlines Equipment Trust 9.710% 1/02/07.....       2,932         3,364
Continental Airlines Series 1997-1CI 7.420% 4/01/07..       1,000         1,037
                                                                       --------
                                                                          4,401
ASSET-BACKED OBLIGATIONS (0.2%)
ALPS Pass-Through Trust
   Series 1994-1 Class C2 9.350% 9/15/04.............         995         1,023

BUSINESS SERVICES (1.2%)
Iron Mountain, Inc. 10.125% 10/01/06.................       2,000         2,210
Lamar Advertising Co. 9.625% 12/01/06................       1,850         1,993
*Safelite Glass Corp. 9.875% 12/15/06................         850           939
                                                                       --------
                                                                          5,142
CABLE/MEDIA (13.0%)
*Azteca Holdings 11.000% 6/15/02.....................       1,000         1,031
British Sky Broadcasting 7.300% 10/15/06.............       2,000         2,090
Century Communications 9.750% 2/15/02................       1,850         1,943
*Chancellor Media Corp. 8.125% 12/15/07..............       1,500         1,463
Comcast Cable Communications Corp.
   8.375% 5/01/07....................................       3,000         3,334
   8.875% 5/01/17....................................       3,000         3,563
Continental Cablevision Inc. 8.875% 9/15/05..........       3,500         3,933
*Intermedia Communications 8.500% 1/15/08............       2,000         2,000
JayCor Communications Inc. 10.125% 6/15/06...........       1,500         1,646
Le Groupe Videotron Ltee (Yankee Issue) 10.625% 2/15/05     3,000         3,330
News America Holdings Inc. 8.625% 2/01/03............       6,000         6,513
Rogers Cable Systems Senior Secured Second Priority Note
   (Yankee Issue) 9.625% 8/01/02.....................       3,000         3,195
Rogers Cantel, Inc. 9.375% 6/01/08...................       3,000         3,150
TCI Communications, Inc. 6.875% 2/15/06..............       5,000         5,014
Time Warner Entertainment
   9.625% 5/01/02....................................       3,000         3,360
   8.875% 10/01/12...................................       3,000         3,513
Viacom International Inc.
   10.250% 9/15/01...................................       3,000         3,270
   7.750% 6/01/05....................................       1,000         1,023
Young Broadcasting, Inc. 11.750% 11/15/04............       1,940         2,149
                                                                       --------
                                                                         55,520

Income Fund CONTINUED
                                                        Principal        Market
                                                           Amount         Value
-------------------------------------------------------------------------------
COMMERCIAL BANKS (8.5%)
Banco De Brazil (Cayman Islands) 8.375% 6/15/02......     $ 2,000       $ 1,850
Banesto Delaware Inc. 8.250% 7/28/02.................       2,000         2,140
BBV International Finance (Cayman Islands)
   (Yankee Issue) 6.875% 10/27/05....................       6,000         6,125
BCH Cayman Islands Ltd. 7.700% 7/15/06...............       5,000         5,302
Dresdner Bank 7.250% 9/15/15.........................       3,000         3,154
Merita Bank Ltd. 7.150% 9/11/49......................       3,000         3,046
Merrill Lynch Bank & Trust (Yankee Issue) (Cayman Islands)
   8.390% 8/01/01....................................       3,000         3,173
*St. George Funding Co. 8.485% 12/31/49..............       2,500         2,678
Swiss Bank 7.000% 10/15/15...........................       6,000         6,168
Western Financial Bank F.S.B. 8.875% 8/01/07.........       3,000         2,880
                                                                       --------
                                                                         36,516
COMMUNICATIONS (1.7%)
GCI, Inc. 9.750% 8/01/07.............................       1,000         1,035
Worldcom, Inc. 9.375% 1/15/04........................       6,000         6,360
                                                                       --------
                                                                          7,395
CONTAINERS (1.7%)
Coca-Cola Bottling Company Medium-Term Note
   8.560% 2/26/02....................................       2,000         2,170
*Consumers International 10.250% 4/01/05.............       2,500         2,750
Owens-Illinois, Inc. 8.100% 5/15/07..................       1,500         1,604
Plastic Containers Inc. Series B10.000% 12/15/06.....         850           905
                                                                       --------
                                                                          7,429
FINANCIAL (6.1%)
*Bistro Trust 1997-1000 9.500% 12/31/02..............       3,000         3,004
*Credit Suisse Group 7.900% 5/01/49..................       6,000         6,360
Dynex Capital, Inc. 7.875% 7/15/02...................       4,000         4,071
*Goldman Sachs Group L.P. 7.125% 3/01/03.............       6,000         6,171
Penncorp Financial Group 9.250% 12/15/03.............       1,500         1,568
*Prudential Insurance 7.650% 7/01/07.................       3,000         3,187
United Companies Financial 8.375% 7/01/05............       1,500         1,556
                                                                       --------
                                                                         25,917
FOOD & BEVERAGE (1.9%)
*NBTY, Inc. 8.625% 9/15/07...........................         625           625
*Panamerican Beverages 7.250% 7/01/09................       5,000         5,002
Pepsi-Gemex S.A. Series B 9.750% 3/30/04.............       1,500         1,545
Stater Brothers Holdings 9.000% 7/01/04..............       1,000         1,044
                                                                       --------
                                                                          8,216
FOREIGN SOVEREIGN REGIONAL BONDS (9.1%)
Corporacion Andina de Fomento (Yankee Issue)
   7.375% 7/21/00....................................       3,000         3,063
   7.100% 2/01/03....................................       2,500         2,536
Export/Import Bank of Korea (Yankee Issue) 6.375% 2/15/06   5,000         3,702
Financiera Energetica Nacional 9.375% 6/15/06........       6,000         6,260
*Guangdong Enterprises (Yankee Issue) 8.875% 5/22/07.       3,750         3,444
*PYCSA Panama S.A. 10.280% 12/15/12..................       3,250         3,182
The Republic of Columbia (Yankee Issue) 8.750% 10/06/99     2,500         2,564
Republic of Panama 7.875% 2/13/02....................       4,000         3,919
*Republic of Slovenia 7.000% 8/06/01.................       3,000         3,063
*Sultan of Oman 7.125% 3/20/02.......................       5,000         5,040
United Mexican States 9.750% 2/06/01.................       2,000         2,080
                                                                       --------
                                                                         38,853

Income Fund CONTINUED
-------------------------------------------------------------------------------
                                                        Principal        Market
                                                           Amount         Value
-------------------------------------------------------------------------------
FORESTRY & RELATED PRODUCTS (1.4%)
Celulosa Arauco y Constitucion S.A. 6.950% 9/15/05...     $ 6,000       $ 5,961

FUNERAL HOMES (1.5%)
Loewen Group International (Yankee Issue) 8.250% 4/15/03    5,000         5,189
Prime Succession Acquisition Co. 10.750% 8/15/04.....       1,000         1,095
                                                                       --------
                                                                          6,284
HEALTH SERVICES & EQUIPMENT (0.8%)
Healthcare Properties 6.500% 2/15/06.................       3,500         3,444

HOSPITALS & NURSING HOMES (2.7%)
*Integrated Health Services 9.500% 9/15/07...........       1,400         1,442
*Sun Healthcare Group, Inc. 9.500% 7/01/07...........       1,500         1,545
Tenet Healthcare Corp.
   9.625% 9/01/02....................................       2,000         2,155
   8.625% 12/01/03...................................       2,000         2,095
Universal Health Services, Inc. 8.750% 8/15/05.......       2,800         2,947
Vencor, Inc. 8.625% 7/15/07..........................       1,250         1,247
                                                                       --------
                                                                         11,431
HOTELS & ENTERTAINMENT (4.6%)
*Boyd Gaming Corp. 9.500% 7/15/07....................       1,500         1,571
Harvey Casino 10.625% 6/01/06........................       3,000         3,270
Hyatt Equities LLC Series 7.000% 5/15/02.............       5,000         5,137
Premier Parks 9.750% 1/15/07.........................         750           799
Prime Hospitality
   9.250% 1/15/06....................................       1,100         1,158
   9.750% 4/01/07 Series B...........................       2,500         2,650
RHG Finance Corp./Marriot International Inc.
   8.875% 10/01/05...................................       4,500         5,094
                                                                       --------
                                                                         19,679
HOUSING & CONSTRUCTION (1.0%)
Kaufman & Broad Home Corp. 7.750% 10/15/04...........       4,500         4,455

MACHINERY & METALS & FABRICATED METAL PRODUCTS (3.7%)
AGCO Corp. 8.500% 3/15/06............................       3,000         3,105
*BWAY Corp. 10.25% 4/15/07...........................       1,900         2,071
Cincinnati Milacron 8.375% 3/15/04...................       2,000         2,081
Clark Material Handling 10.750% 11/15/06.............         850           903
*IMPSA 9.500% 5/31/02................................       1,500         1,440
Ryerson Tull Inc. 8.500% 7/15/01.....................       3,000         3,105
*Tata Engineering & Locomotive 7.875% 7/15/07........       2,000         1,663
Titan Wheel International, Inc. 8.750% 4/01/07.......       1,500         1,567
                                                                       --------
                                                                         15,935
MINING & AGRICULTURE (0.8%)
PT Alatief Freeport Financial Co. B.V.
   (Yankee Issue) 9.750% 4/15/01.....................       3,000         3,259

MORTGAGE-BACKED SECURITY (0.1%)
Resolution Trust Corporation Series 1992-C1 Class A1
   8.800% 8/25/23....................................         454           466

NATURAL GAS & OIL (3.4%)
Colorado Interstate Gas 10.000% 6/15/05..............       1,500         1,810
Dawson Production Services 9.375% 2/01/07............         750           790
*Newfield Exploration Co. 7.450% 10/15/07............       1,500         1,511
*Perez Companc S.A. 8.125% 7/15/07...................       1,500         1,440

Income Fund CONTINUED
-------------------------------------------------------------------------------
                                                        Principal        Market
                                                           Amount         Value
-------------------------------------------------------------------------------
NATURAL GAS & OIL (CONTINUED)
Triton Energy 8.750% 4/15/02.........................     $ 3,500       $ 3,588
YPF Sociedad Anonima (Yankee Issue) 7.500% 10/26/02..       5,150         5,266
                                                                       --------
                                                                         14,405
PAPER (0.2%)
Polysindo International Finance Co. BV.
   (Yankee Issue) 11.375% 6/15/06....................       1,000           810

PETROLEUM (1.6%)
*Lyondell Petroleum 9.750% 9/04/03...................       2,000         2,279
*Petroliam Nasional Berhad (Yankee Issue) 7.125% 8/15/05    5,000         4,649
                                                                      ---------
                                                                          6,928
REAL ESTATE OPERATIONS (6.6%)
American Health Properties 7.050% 1/15/02............       3,000         3,053
*Carramerica Realty Corp. 7.200% 7/01/04.............       3,000         3,093
Meditrust 7.375% 7/15/00.............................       2,000         2,046
Property Trust of America 6.875% 2/15/08.............       2,000         2,023
*Prudential Property 7.125% 7/01/07..................       4,000         4,148
Storage U.S.A. L.P.
   7.125% 11/01/03...................................       4,250         4,287
   7.000% 12/01/07...................................       3,000         3,063
Trinet Corp Realty Trust 7.300% 5/15/01..............       4,500         4,609
Wharf Capital International Ltd 8.875% 11/01/04......       2,000         1,912
                                                                      ---------
                                                                         28,234
RETAIL (2.0%)
Kroger Company 7.650% 4/15/07........................       3,000         3,199
Rite Aid Corp. 7.125% 1/15/07........................       5,000         5,175
                                                                      ---------
                                                                          8,374
RUBBER, PLASTICS, & RELATED MATERIALS (0.2%)
*Burke Industries, Inc. 10.000% 8/15/07..............         750           781

SANITARY SERVICES (0.3%)
*Allied Waste Industries Inc. Zero Coupon
   (Effective Yield 5.597%) 6/01/07..................       1,600         1,124

SERVICES (1.7%)
ARA Services, Inc. 10.625% 8/01/00...................       1,600         1,734
Aramark Services 8.150% 5/01/05......................       2,000         2,159
Cobblestone Golf Group Inc. 11.500% 6/01/03..........       2,000         2,170
Dyncorp, Inc. 9.500% 3/01/07.........................       1,000         1,020
                                                                      ---------
                                                                          7,083
TELEPHONE (2.5%)
*Comtel Brasileira Ltd. (Yankee Issue) 10.750% 9/26/04      2,000         1,940
GTE Hawaiian Telephone 7.375% 9/1/06.................       4,500         4,713
US West Capital Funding, Inc. 7.300% 1/15/07.........       4,000         4,148
                                                                      ---------
                                                                         10,801
TOBACCO PRODUCTS (0.5%)
*Standard Commercial Tobacco 8.875% 8/01/05..........       2,000         2,020

TRANSPORTATION (2.5%)
CSX Corp. 7.450% 05/01/07............................       5,000         5,304
Norfolk Southern Corp. 7.350% 5/15/07................       5,000         5,314
                                                                      ---------
                                                                         10,618

Income Fund CONTINUED
-------------------------------------------------------------------------------
                                                        Principal        Market
                                                           Amount         Value
-------------------------------------------------------------------------------
UTILITIES (5.2%)
AES Corp. 8.375% 8/15/07.............................     $ 2,000       $ 1,995
CMS Energy Corp.
   7.375% 11/15/00...................................       1,000         1,000
   8.125% 5/15/02....................................       2,000         2,044
Enersis SA 6.900% 12/01/06...........................       5,000         5,011
*Hyder Plc 6.750% 12/15/04...........................       6,500         6,512
Kentucky Power First Mortgage Medium-Term Note
   8.900% 5/21/01....................................       2,000         2,161
*National Power Corp. 9.000% 7/05/02.................       1,500         1,425
Texas Utilities Company 9.750% 5/01/21...............       2,000         2,245
                                                                      ---------
                                                                         22,393
                                                                      ---------
TOTAL BONDS & NOTES (96.3%)
(Cost basis $402,578).............................................      411,822
-------------------------------------------------------------------------------
                                                       Number of
EQUITY-RELATED SECURITIES (0.7%)                          Shares
-------------------------------------------------------------------------------
PREFERRED STOCK (0.7%)
FINANCIAL (0.7%)
*Pinto Totta International Finance $7.770 (Cost $3,010)     3,000         3,113
-------------------------------------------------------------------------------
                                                        Principal
SHORT-TERM OBLIGATION (1.2%)                               Amount
-------------------------------------------------------------------------------
COMMERCIAL PAPER (1.2%)
Associates Corp. of North America 6.750% 1/02/98
   (Amortized cost $4,999)...........................     $ 5,000         4,999
-------------------------------------------------------------------------------
TOTAL INVESTMENTS (98.2%)
(Cost basis $410,587).............................................      419,934
OTHER ASSETS, LESS LIABILITIES (1.8%).............................        7,799
                                                                      ---------
TOTAL NET ASSETS (100.0%).........................................     $427,733
                                                                      =========
-------------------------------------------------------------------------------

*Represents private placement securities issued under Rule 144A, which are exempt from the registration requirements of the Securities Act of 1933. These securities generally are issued to qualified institutional buyers, such as the Fund, and any resale by the Fund must be in an exempt transaction, normally to other qualified institutional investors. At December 31, 1997, the aggregate value of the Fund's private placement securities was $93,706 which represented
21.9 percent of net assets.

See accompanying notes to financial statements.

SR&F High Yield Portfolio
-------------------------------------------------------------------------------
Investments as of December 31, 1997
(Dollar amounts in thousands)
(Unaudited)
                                                        Principal        Market
LONG-TERM OBLIGATIONS  (95.5%)                             Amount         Value
-------------------------------------------------------------------------------
AEROSPACE & TRANSPORTATION EQUIPMENT (3.7%)
Derlan Manufacturing 10.000% 1/15/07.................      $  250        $  263
L-3 Communications Corp. Series B 10.375% 5/01/07....         500           541
*United Defense Industries 8.875% 11/15/07...........       1,500         1,509
                                                                       --------
                                                                          2,313
AUTOMOTIVE (3.3%)
Delco Remy International, Inc. 8.625% 12/15/07.......       1,000         1,013
Oxford Automotive 10.125% 6/15/07....................         500           528
Penda Corporation Series B 10.750% 3/01/04...........         500           505
                                                                       --------
                                                                          2,046
BUILDING & CONSTRUCTION (0.8%)
Standard Pacific Corp. 8.500% 6/15/07................         500           500

BUSINESS SERVICES (2.1%)
Iron Mountain Inc. 10.125% 10/01/06..................         500           553
Outdoor Systems, Inc. 8.875% 6/15/07.................         750           784
                                                                       --------
                                                                          1,337
CABLE/MEDIA (8.6%)
Adelphia Communications 9.250% 10/01/02..............       1,000         1,019
Capstar Broadcasting 9.250% 7/01/07..................         750           771
Frontiervision
   11.000% 10/15/06..................................         250           277
   *Zero Coupon (Effective Yield 12.227%) 9/15/07....         750           551
*Garden State Newspaper 8.750% 10/01/09..............       1,000         1,003
*Perry-Judd 10.625% 12/15/07.........................       1,000         1,025
Rogers Communications, Inc. (Yankee Issue) 9.125% 1/15/06     200           203
TV Azteca Series B 10.500% 2/15/07...................         250           257
Young Broadcasting Corp. 10.125% 2/15/05.............         250           264
                                                                       --------
                                                                          5,370
CONSUMER PRODUCTS (1.8%)
Coleman Escrow Corp. Zero Coupon 5/15/01
    11.125% (Effective Yield) First Priority Note....       1,000           670
    12.875% (Effective Yield) Second Priority Note...         750           454
                                                                       --------
                                                                          1,124
CONTAINERS (2.1%)
*Consumers International 10.250% 4/01/05.............         500           550
Silgan Corp. 9.000% 6/01/09..........................         750           769
                                                                       --------
                                                                          1,319
DOMESTIC TELECOMMUNICATIONS (16.6%)
Brooks Fiber Properties 10.000% 6/01/07..............          750          862
*BTITelecom Corp. 10.500% 9/15/07....................        1,000        1,020
Concentric Network Corp. 12.750% 12/15/07............        1,000        1,028
GCIInc. 9.750% 8/01/07...............................        1,000        1,035
*GlobalStar Telecommunications Ltd.
   11.250% 6/15/04...................................          500          501
   10.750% 11/01/04..................................        1,000          973
ITCDeltacom Inc. 11.000% 6/01/07.....................          500          546
Knology Holdings Inc. 11.875% 10/15/07...............        2,000        1,080
MGC Communications Inc. 13.000% 10/01/04.............        1,000        1,003
Nextlink Communications 9.625% 10/01/07..............        1,250        1,284
*RCNCorp. 10.000% 10/15/07...........................        1,000        1,038
                                                                       --------
                                                                         10,370
SR&F High Yield Portfolio CONTINUED
                                                        Principal        Market
                                                           Amount         Value
-------------------------------------------------------------------------------
ENERGY - SERVICES (3.3%)
Dawson Production Services 9.375% 2/01/07............      $  250        $  263
Forcenergy Inc. Series B 8.500% 2/15/07..............         500           505
*Transamerican Energy 11.500% 6/15/02................         750           735
*United Refining Co. 10.750% 6/15/07.................         500           526
                                                                       --------
                                                                          2,029
FINANCIAL (2.3%)
Penncorp Financial Group 9.250% 12/15/03.............         500           522
*Pera Financial Services 9.375% 10/15/02.............       1,000           930
                                                                       --------
                                                                          1,452
FOOD & BEVERAGES (6.2%)
*Archibald Candy Corp. 10.250% 7/01/04...............         500           524
*NBTY Inc. 8.625% 9/15/07............................       1,000         1,000
Pepsi-Gemex S.A. Series B 9.750% 3/30/04.............       1,000         1,030
Stater Brothers Holdings 9.000% 7/01/04..............         750           783
Windy Hill Pet Food Co. 9.750% 5/15/07...............         500           520
                                                                       --------
                                                                          3,857
FOREIGN SOVEREIGN REGIONAL BONDS (3.8%)
*Guangdong Enterprises (Yankee Issue) 8.875% 5/22/07.       1,000           918
*Pycsa Panama 10.280% 12/15/12.......................       1,500         1,469
                                                                       --------
                                                                          2,387
FOREIGN TELECOMMUNICATIONS (4.9%)
*Comtel Brasileira Ltd. (Yankee Issue)
   10.750% 9/26/04...................................         250           242
Esprit Telecom Group 11.500% 12/15/07................       1,000         1,033
Metronet Communications
   12.000% 8/15/07...................................       1,000         1,153
   Zero Coupon (Effective Yield 10.750%) 11/01/07....       1,000           613
                                                                       --------
                                                                          3,041
HEALTH SERVICES & EQUIPMENT (1.7%)
Dynacare Inc. (Yankee Issue) 10.750% 1/15/06.........         500           526
*Leiner Health 9.625% 7/01/07........................         500           532
                                                                       --------
                                                                          1,058
HOSPITALS & NURSING HOME CARE (5.1%)
*Healthcor Holdings Inc. 11.000% 12/1/04.............       1,000         1,023
*Integrated Health Services 9.500% 9/15/07...........         400           412
*Sun Healthcare Group, Inc. 9.500% 7/01/07...........         500           515
Tenet Healthcare Corp. 8.625% 1/15/07................         750           772
Vencor Inc. 8.625% 7/15/07...........................         500           499
                                                                       --------
                                                                          3,221
HOTELS & ENTERTAINMENT (5.4%)
*Alliance Gaming Corp. 10.000% 8/01/07...............         500           503
*Boyd Gaming Corp. 9.500% 7/15/07....................         500           524
Premier Parks Inc. 9.750% 1/15/07....................         250           266
Prime Hospitality Series B 9.750% 4/01/07............       1,000         1,060
Speedway Motorsports Inc. 8.500% 8/15/07.............       1,000         1,020
                                                                       --------
                                                                          3,373
MACHINERY & FABRICATED METAL PRODUCTS (4.2%)
*BWAY Corp. 10.250% 4/15/07..........................         350           381
Hayes Wheels International, Inc. Series B 9.125% 7/15/07      500           517
*Hylsa SA & CV 9.250% 9/15/07........................         700           693
*IMPSA 9.500% 5/31/02................................         500           480
Titan Wheel International Inc. 8.750% 4/01/07........         500           522
                                                                       --------
                                                                          2,593

SR&F High Yield Portfolio CONTINUED
                                                        Principal        Market
                                                           Amount         Value
-------------------------------------------------------------------------------
MAJOR CHEMICALS (0.8%)
*Huntsman Corp. 9.500% 7/01/07.......................      $  500        $  520

MISCELLANEOUS SERVICES (0.8%)
Dyncorp Inc. 9.500% 3/01/07..........................         500           510

PAPER (1.1%)
APP International Finance Company (Yankee Issue)
   10.250% 10/01/00..................................         150           138
*Indah Kiat Finance 10.000% 7/01/07..................         500           410
Specialty Paperboard Inc. 9.375% 10/15/06............         150           154
                                                                       --------
                                                                            702
RESTAURANTS (0.4%)
AFC Enterprises 10.250% 5/15/07......................         250           263

RETAIL (5.3%)
Cole National Group 9.875% 12/31/06..................         200           214
*Holmes Products Corp. 9.875% 11/15/07...............       1,000         1,018
Marsh Supermarkets, Inc. 8.875% 8/01/07..............       1,000         1,005
Quality Food Centers Series B 8.700% 3/15/07.........         500           541
Specialty Retailers Series B 8.500% 7/15/05..........         500           510
                                                                       --------
                                                                          3,288
RUBBER, PLASTIC & RELATED MATERIALS (1.8%)
*Burke Industries Inc. 10.000% 8/15/07...............         250           260
Key Plastics Inc. Series B 10.250% 3/15/07...........         500           530
Plastic Containers Inc. Series B 10.000% 12/15/06....         350           373
                                                                       --------
                                                                          1,163
SANITARY SERVICES (1.0%)
*Allied Waste Industries Inc. Zero Coupon (Effective Yield
   11.300%) 6/01/07..................................         900           632

TECHNOLGY SERVICES (1.2%)
*Viasystems Inc. 9.750% 6/01/07......................         750           774

TEXTILE & APPAREL (2.7%)
*Pillowtex Corporation 9.000% 12/15/07...............         750           769
Polysindo International Finance 9.375% 7/30/07.......       1,000           720
William Carter 10.375% 12/01/06......................         200           210
                                                                       --------
                                                                          1,699
TRANSPORTATION & TRANSPORTATION EQUIPMENT (1.7%)
Coach USA Inc. Series B 9.375% 7/01/07...............         500           515
Greyhound Lines Series B 11.500% 4/15/07.............         500           552
                                                                       --------
                                                                          1,067
UTILITIES (2.1%)
AES Corporation 8.375% 8/15/07.......................         750           748
California Energy Company Inc. 9.500% 9/15/06........         500           540
                                                                       --------
                                                                          1,288
WIRELESS COMMUNICATIONS (0.7%)
Dobson Communications Corp. 11.750% 4/15/07..........          250          264
Pricecellular Wire 10.750% 11/01/04..................          150          163
                                                                       --------
                                                                            427
                                                                       --------
TOTAL LONG-TERM OBLIGATIONS
(Cost basis $58,641)..............................................       59,723
-------------------------------------------------------------------------------

                                                        Principal
                                                           Amount         Value
-------------------------------------------------------------------------------
SHORT-TERM OBLIGATION (1.6%)
COMMERCIAL PAPER
Associates Corp. of North America 6.750% 1/02/98
   (Amortized cost $990).............................      $  990        $  990
-------------------------------------------------------------------------------
TOTAL INVESTMENTS (97.1%)
(Cost basis $59,631)..............................................       60,713
OTHER ASSETS, LESS LIABILITIES (2.9%).............................        1,795
                                                                       --------
TOTAL NET ASSETS (100%)...........................................      $62,508
                                                                       ========
-------------------------------------------------------------------------------
*Represents private placement securities issued under Rule 144A, which are exempt from the registration requirements of the Securities Act of 1933. These securities generally are issued to qualified institutional buyers, such as the
Portfolio, and any resale must be in an exempt transaction, normally to other qualified institutional investors. At December 31, 1997, the aggregate value of the Portfolio's private placement securities was $24,573, which represented 39.3 percent of net assets.

See accompanying notes to financial statements.

Statements of Assets and Liabilities

December 31, 1997
(All amounts in thousands, except per-share amounts)
(Unaudited)
                                                                  INTERMEDIATE                                       HIGH
                                                                          BOND               INCOME                 YIELD
                                                                          FUND                 FUND                  FUND
ASSETS
Investments, at market value...................................       $388,341               $419,934             $   --
Investment in SR&F High Yield Portfolio, at value..............             --                     --              31,535
Cash...........................................................             30                     68                  50
Accrued interest receivable....................................          6,404                  8,670                 --
Receivable for investments sold................................          3,983                    --                  --
Receivable for fund shares sold................................            677                    781                 111
Other assets...................................................             60                     52                  12
                                                                     ---------              ---------            --------
   Total Assets................................................        399,495                429,505              31,708
                                                                     ---------              ---------            --------

LIABILITIES
Payable for investments purchased..............................          2,019                     --                 --
Dividends payable..............................................            756                    847                 371
Payable for fund shares redeemed...............................            567                    557                   1
Payable to investment adviser and transfer agent...............            231                    291                 --
Other liabilities..............................................            115                     77                  25
                                                                     ---------              ---------            --------
   Total Liabilities...........................................          3,688                  1,772                 397
                                                                     ---------              ---------            --------
   Net Assets..................................................       $395,807               $427,733             $31,311
                                                                      ========               ========             =======

CAPITAL
Paid-in capital ...............................................       $398,929               $422,714             $30,730
Net unrealized appreciation of investments.....................          6,942                  9,347                 451
Accumulated net realized gains (losses) on investments.........        (10,064)                (4,328)                130
                                                                     ---------              ---------            --------
   Total Capital (Net Assets)..................................       $395,807               $427,733             $31,311
                                                                      ========               ========             =======
Shares Outstanding (Unlimited Number Authorized)...............         44,355                 42,620               2,920
                                                                      ========               ========             =======
Net Asset Value (Capital) Per Share............................         $ 8.92                $ 10.04             $ 10.72
                                                                      ========               ========             =======

See accompanying notes to financial statements.

Statements of Operations

For The Six Months Ended
December 31, 1997
(All amounts in thousands)
(Unaudited)
                                                                         INTERMEDIATE                            HIGH
                                                                                 BOND          INCOME           YIELD
                                                                                 FUND            FUND            FUND
INVESTMENT INCOME
Interest income ............................................................. $12,867         $15,695         $  --
Interest income allocated from SR&F High Yield Portfolio ....................    --              --             1,012
                                                                              -------         -------         -------
   Total Investment Income ..................................................  12,867          15,695           1,012

EXPENSES
Management fees .............................................................     650             982            --
Administrative fees .........................................................     279             268              17
Transfer agent fees .........................................................     260             286              16
Printing and postage ........................................................      41              36               8
SEC and state registration fees .............................................      31              32              16
Accounting fees .............................................................      16              17              12
Legal and audit fees ........................................................      13              13               6
Trustees' fees ..............................................................      13              13               6
Amortization of organization expenses .......................................    --              --                11
Expenses allocated from SR&F High Yield Portfolio ...........................    --              --                68
Other .......................................................................      54              40               1
                                                                              -------         -------         -------
   Total Expenses ...........................................................   1,357           1,687             161
Reimbursement of expenses by investment advisor .............................    --              --               (48)
                                                                              -------         -------         -------
   Net Expenses .............................................................   1,357           1,687             113
                                                                              -------         -------         -------
   Net Investment Income ....................................................  11,510          14,008             899

REALIZED AND UNREALIZED GAINS ON INVESTMENTS
Net realized gains on investments ...........................................   4,434           2,070             335
Net change in unrealized appreciation or depreciation on investments ........   2,722           3,809             184
                                                                              -------         -------         -------
   Net Gains on Investments .................................................   7,156           5,879             519
                                                                              -------         -------         -------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS ........................ $18,666         $19,887         $ 1,418
                                                                              =======         =======         =======

See accompanying notes to financial statements.

Statements of Changes in Net Assets

(All amounts in thousands)
(Unaudited)
                                                                                         INTERMEDIATE
                                                                                           BOND FUND
                                                                                    SIX MONTHS         YEAR
                                                                                         ENDED        ENDED
                                                                                  DECEMBER 31,     JUNE 30,
                                                                                          1997         1997
OPERATIONS
Net investment income.............................................................    $ 11,510     $ 21,703
Net realized gains (losses) on investments........................................       4,434       (1,179)
Net change in unrealized appreciation or depreciation of investments..............       2,722        7,114
                                                                                     ---------    ---------
    Net Increase in Net Assets Resulting from Operations..........................      18,666       27,638
                                                                                     ---------    ---------

DISTRIBUTIONS TO SHAREHOLDERS
Dividends from net investment income..............................................     (11,510)     (22,030)
Distributions from net capital gains..............................................          --           --
                                                                                     ---------    ---------
   Total Distributions...........................................................      (11,510)     (22,030)
                                                                                     ---------    ---------

SHARE TRANSACTIONS
Subscriptions to fund shares......................................................      93,149      119,668
Investment income dividends reinvested............................................       9,057       16,336
Capital gains distributions reinvested...........................................           --           --
Redemptions of fund shares........................................................     (42,339)    (110,940)
                                                                                     ---------    ---------
   Net Increase from Share Transactions...........................................      59,867       25,064
                                                                                     ---------    ---------
   Net Increase in Net Assets.....................................................      67,023       30,672

TOTAL NET ASSETS
Beginning of Period...............................................................     328,784      298,112
                                                                                     ---------    ---------
End of Period.....................................................................    $395,807     $328,784
                                                                                     =========    =========

ANALYSES OF CHANGES IN SHARES OF BENEFICIAL INTEREST
Subscriptions to fund shares......................................................      10,497       13,802
Investment income dividends reinvested............................................       1,020        1,884
Capital gains distributions reinvested............................................          --          --
                                                                                     ---------    ---------
                                                                                        11,517       15,686
Redemptions of fund shares........................................................      (4,772)     (12,805)
                                                                                     ---------    ---------
Net increase in fund shares.......................................................       6,745        2,881
Shares outstanding at beginning of period.........................................      37,610       34,729
                                                                                     ---------    ---------
Shares outstanding at end of period...............................................      44,355       37,610
                                                                                     =========    =========

                                                                                             INCOME
                                                                                              FUND
                                                                                      SIX MONTHS         YEAR
                                                                                           ENDED        ENDED
                                                                                    DECEMBER 31,     JUNE 30,
                                                                                            1997         1997
                                                                                   --------------   ---------
OPERATIONS
Net investment income.............................................................      $ 14,008     $ 24,511
Net realized gains (losses) on investments........................................         2,070         (196)
Net change in unrealized appreciation or depreciation of investments..............         3,809        9,039
                                                                                       ---------    ---------
    Net Increase in Net Assets Resulting from Operations..........................        19,887       33,354
                                                                                       ---------    ---------

DISTRIBUTIONS TO SHAREHOLDERS
Dividends from net investment income..............................................       (14,008)     (24,589)
Distributions from net capital gains..............................................            --           --
                                                                                       ---------    ---------
   Total Distributions............................................................       (14,008)     (24,589)
                                                                                       ---------    ---------

SHARE TRANSACTIONS
Subscriptions to fund shares......................................................        82,075      131,567
Investment income dividends reinvested............................................        10,898       17,736
Capital gains distributions reinvested...........................................             --           --
Redemptions of fund shares........................................................       (46,391)     (92,360)
                                                                                       ---------    ---------
   Net Increase from Share Transactions...........................................        46,582       56,943
                                                                                       ---------    ---------
   Net Increase in Net Assets.....................................................        52,461       65,708

TOTAL NET ASSETS
Beginning of Period...............................................................       375,272      309,564
                                                                                       ---------    ---------
End of Period.....................................................................      $427,733     $375,272
                                                                                       =========    =========

ANALYSES OF CHANGES IN SHARES OF BENEFICIAL INTEREST
Subscriptions to fund shares......................................................         8,199       13,490
Investment income dividends reinvested............................................         1,088        1,817
Capital gains distributions reinvested............................................           --           --
                                                                                       ---------    ---------
                                                                                           9,287       15,307
Redemptions of fund shares........................................................        (4,632)      (9,471)
                                                                                       ---------    ---------
Net increase in fund shares.......................................................         4,655        5,836
Shares outstanding at beginning of period.........................................        37,965       32,129
                                                                                       ---------    ---------
Shares outstanding at end of period...............................................        42,620       37,965
                                                                                       =========    =========

                                                                                         HIGH YIELD
                                                                                           FUND
                                                                                  SIX MONTHS       PERIOD
                                                                                       ENDED        ENDED
                                                                                DECEMBER 31,     JUNE 30,
                                                                                        1997     1997 (A)
                                                                                   ---------    ---------
OPERATIONS
Net investment income.............................................................    $  899       $  504
Net realized gains (losses) on investments........................................       335          219
Net change in unrealized appreciation or depreciation of investments..............       184          267
                                                                                    --------     --------
    Net Increase in Net Assets Resulting from Operations..........................     1,418          990
                                                                                    --------     --------

DISTRIBUTIONS TO SHAREHOLDERS
Dividends from net investment income..............................................      (899)        (504)
Distributions from net capital gains..............................................      (424)          --
                                                                                    --------     --------
   Total Distributions............................................................    (1,323)        (504)
                                                                                    --------     --------

SHARE TRANSACTIONS
Subscriptions to fund shares......................................................    20,466       14,080
Investment income dividends reinvested............................................       526          428
Capital gains distributions reinvested...........................................        211           --
Redemptions of fund shares........................................................    (3,469)      (1,512)
                                                                                    --------     --------
   Net Increase from Share Transactions...........................................    17,734       12,996
                                                                                    --------     --------
   Net Increase in Net Assets.....................................................    17,829       13,482

TOTAL NET ASSETS
Beginning of Period...............................................................    13,482          --
                                                                                    --------     --------
End of Period.....................................................................   $31,311      $13,482
                                                                                    ========     ========

ANALYSES OF CHANGES IN SHARES OF BENEFICIAL INTEREST
Subscriptions to fund shares......................................................     1,895        1,392
Investment income dividends reinvested............................................        49           34
Capital gains distributions reinvested............................................        20           --
                                                                                    --------     --------
                                                                                       1,964        1,426
Redemptions of fund shares........................................................      (323)        (147)
                                                                                    --------     --------
Net increase in fund shares.......................................................     1,641        1,279
Shares outstanding at beginning of period.........................................     1,279          --
                                                                                    --------     --------
Shares outstanding at end of period...............................................     2,920        1,279
                                                                                    ========     ========


(a) From commencement of operations on November 1, 1996.

See accompanying notes to financial statements.

SR&F High Yield Portfolio
Statement of Assets and Liabilities
December 31, 1997
(All amounts in thousands)
(Unaudited)
ASSETS
Investments, at market value....................................     $60,713
Cash............................................................         505
Accrued interest receivable.....................................       1,310
Other assets....................................................          19
                                                                    --------
   Total Assets.................................................      62,547
                                                                    --------

LIABILITIES
Payable to investment adviser and transfer agent................          30
Other liabilities...............................................           9
                                                                    --------
   Total Liabilities............................................          39
                                                                    --------
Net Assets Applicable to Investors' Beneficial Interests........     $62,508
                                                                    ========


See accompanying notes to financial statements.

SR&F High Yield Portfolio

Statement of Operations
For the Six Months Ended December 31, 1997
(All amounts in thousands)
(Unaudited)
INTEREST INCOME.................................................    $2,316

EXPENSES
Management fees.................................................       129
Accounting fees.................................................        13
Trustees' fees..................................................         5
Transfer agent fees.............................................         3
Other...........................................................         5
                                                                   -------
   Total Expenses...............................................       155
                                                                   -------
   Net Investment Income........................................     2,161


REALIZED AND UNREALIZED GAINS ON INVESTMENTS
Net realized gains on investments...............................       876
Net change in unrealized appreciation or depreciation
  on investments................................................       533
                                                                   -------
   Net Gains on Investments.....................................     1,409
                                                                   -------
Net Increase in Net Assets Resulting from Operations............    $3,570
                                                                    ======


See accompanying notes to financial statements.

SR&F High Yield Portfolio

Statement of Changes in Net Assets
(All amounts in thousands)
(Unaudited)
                                                      SIX MONTHS              YEAR
                                                           ENDED             ENDED
                                                        DEC. 31,          JUNE 30,
                                                            1997           1997(A)
OPERATIONS
Net investment income..........................          $ 2,161            $  874
Net realized gains on investments..............              876               336
Net change in unrealized appreciation or depreciation
   of investments..............................              533               549
                                                        --------          --------
   Net Increase in Net Assets Resulting from
     Operations................................            3,570             1,759
                                                        --------          --------

SHARE TRANSACTIONS
Contributions..................................           22,026            38,807
Withdrawals....................................          (2,361)            (1,293)
                                                        --------          --------
   Net Increase from Transactions in Investors'
     Beneficial Interest.......................           19,665            37,514
                                                        --------          --------
   Net Increase in Net Assets..................           23,235            39,273

TOTAL NET ASSETS
Beginning of Period............................           39,273               --
                                                       ---------          --------
End of Period..................................          $62,508           $39,273
                                                       =========         =========


(a) From commencement of operations on November 1, 1996.

See accompanying notes to financial statements.

Notes to Financial Statements
-------------------------------------------------------------------------------

NOTE 1. ORGANIZATION OF THE SR&F HIGH YIELD PORTFOLIO

The SR&F High Yield Portfolio (the "Portfolio") is a separate series of the
SR&F Base Trust, a Massachusetts common trust organized under an Agreement and Declaration of Trust dated August 23, 1993. The Declaration of Trust permits the Trustees to issue non-transferable interests in the Portfolio. The Portfolio commenced operation on November 1, 1996.
     The Portfolio allocates net asset value, income and expenses based on respective percentage ownership of each investor on a daily basis. At December 31, 1997, Stein Roe High Yield Fund, Stein Roe Institutional Client High Yield Fund and Stein Roe Institutional High Yield Fund owned 50.4 percent, 49.4 percent and 0.2 percent, respectively.

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES
The following are the significant accounting policies of Stein Roe Intermediate Bond Fund, Stein Roe Income Fund and Stein Roe High Yield Fund, (the "Funds"), each a series of the Stein Roe Income Trust, a Massachusetts business trust (the "Trust"), and the Portfolio.
     The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.


AMORTIZATION OF ORGANIZATION EXPENSES
Organization costs of High Yield Fund are amortized on a straight-line basis against income over various periods of up to 60 months from the commencement of public offering by the Fund, depending on the nature of the individual costs.

SECURITY VALUATIONS
All securities are valued as of December 31, 1997. Long-term debt securities are valued using market quotations if readily available at the time of valuation. If market quotations are not readily available, they are valued at a fair value using a procedure determined in good faith by the Board of Trustees, which has authorized the use of market valuations provided by a pricing service. Short-term debt securities with remaining maturities of 60 days or less are valued at their amortized cost. Those with remaining maturities of more than 60 days for which market quotations are not readily available are valued by use of a matrix, prepared by the Adviser, based on quotations for comparable securities. Other assets are valued by a method that the Board of Trustees believes represents a fair value.

FUTURES CONTRACTS
The Funds and the Portfolio may enter into U.S. Treasury bond futures contracts to either hedge against expected declines of their securities or as a temporary substitute for the purchase of individual bonds. Risks of entering into futures contracts include the possibility that there may be an illiquid market at the time the Funds or Portfolio seek to close out a contract, and changes in the value of the futures contract may not correlate with changes in the value of the securities being hedged.
     Upon entering into a futures contract, the Funds or Portfolio deposit cash or securities with their custodian in an amount sufficient to meet the initial margin requirement. Subsequent payments are made or received by the Funds or Portfolio equal to the daily change in the contract value and are recorded as unrealized gains or losses. The Funds or Portfolio recognize a realized gain or loss when the contract is closed or expires. Neither the Funds nor the Portfolio entered into any futures contracts during the period ended December 31, 1997.

FEDERAL INCOME TAXES
No provision is made for federal income taxes, since (a) the Funds elect to be taxed as "regulated invest ment companies" and make such distributions to their shareholders as to be relieved of all federal income tax under provisions of current federal tax law and (b) the Portfolio is treated as a partnership for federal income tax purposes and all of its income is allocated to its owners based on respective percentages of ownership.
     The Funds intend to utilize provisions of the federal income tax law that allow them to carry a realized capital loss forward for eight years following the year of the loss and offset such losses against any future realized gains.
     At June 30, 1997, the Funds had capital loss carryforwards as follows:

                             YEAR OF
FUND               AMOUNT EXPIRATION
Intermediate
 Bond Fund        $14,042  2003-2005
Income Fund        $6,283  1999-2005

DISTRIBUTIONS TO SHAREHOLDERS
Dividends from net investment income are declared daily and paid monthly. Capital gains distributions, if any, are distributed annually. Distributions in excess of tax basis earnings are reported in the financial statements as a return of capital. Differences in the recognition or classification of income between the financial statements and tax earnings that result in temporary overdistributions are classified as distributions in excess of net investment income or net realized gains, and all permanent differences are reclassified to paid-in capital.

     None of the Funds had distributions in excess of net investment income or net realized gains for the period ended December 31, 1997.

OTHER INFORMATION
Realized gains or losses from sales of securities are determined on the specific identified cost basis.
     Securities purchased on a when-issued basis may be settled one month or more after the transaction date. These securities are subject to market fluctuation during this period. Neither the Funds nor the Portfolio had when-issued or delayed delivery purchase commitments as of December 31, 1997.
     All amounts, except per-share amounts, are shown in thousands.

NOTE 3. PORTFOLIO COMPOSITION
Intermediate Bond Fund invests primarily in marketable debt securities. Income Fund invests in medium-quality debt securities. High Yield Portfolio invests primarily in high yield, high-risk medium- and lower- quality debt securities.
     See each Fund's and the Portfolio's schedule of investments for informa tion on individual securities as well as industry diversification, and see Fund Highlights for each Fund's and the Portfolio's portfolio quality.

NOTE 4. TRUSTEES' FEES AND TRANSACTIONS WITH AFFILIATES
The Funds and Portfolio pay monthly management fees, computed and accrued daily, to Stein Roe & Farnham Incorporated (the "Adviser"), an indirect, majority-owned subsidiary of Liberty Mutual Insurance Company, for its services as investment adviser and manager.
     The fee for Intermediate Bond Fund is .35 of 1 percent of the average daily net assets. The management fee for Income Fund is .50 of 1 percent of the first $100 million of average daily net assets and .475 of 1 percent thereafter. The management fee for High Yield Portfolio is .50 of 1 percent of the first $500 million of average daily net assets and .475 of 1 percent thereafter.

     The Funds pay monthly administrative fees, computed and accrued daily, to the Adviser. The administrative fee for Intermediate Bond Fund is .15 of 1 percent of average daily net assets. The administrative fee for Income Fund is
 .15 of 1 percent of the first $100 million of average daily net assets and .125 of 1 percent thereafter. The administrative fee for the High Yield Fund is .15 of 1 percent of the first $500 million of average daily net assets and .125 of 1 percent thereafter.
     The administrative agreements of the Funds provide that the Adviser will reimburse each Fund to the extent that its annual expenses, excluding certain expenses, exceed the applicable limits prescribed by any state in which each Fund's shares are offered for sale. Prior to November 1, 1996, the Adviser agreed to reimburse Intermediate Bond Fund and Income Fund to the extent that expenses incurred exceeded .70 percent and .82 percent of average net assets, respectively.
     The Adviser has agreed to reimburse High Yield Fund to the extent that expenses exceed 1 percent of average net assets. The expense limitation expires October 31, 1998, subject to earlier termination by the Adviser on 30 days' notice to the Funds.
     The transfer agent fees of the Funds are paid to SteinRoe Services, Inc.
(SSI), an indirect, majority-owned subsidiary of Liberty Mutual Insurance Company. SSI has entered into an agreement with Colonial Investors Service Center, Inc. an indirect, majority-owned subsidiary of Liberty Mutual Insurance Company, to act as a subtransfer agent for the Funds.
     The Adviser also provides fund accounting services.
     Certain officers and trustees of the Trusts are also officers of the Adviser. Compensation is paid to trustees not affiliated with the Adviser. No remuneration was paid to any other trustee or officer of the Trusts.

NOTE 5. SHORT-TERM DEBT
To facilitate portfolio liquidity, the Funds and Portfolio maintain borrowing arrangements under which they can borrow against portfolio securities. There were no borrowings during the period ended December 31, 1997.

NOTE 6. INVESTMENT TRANSACTIONS
The aggregate cost of purchases and proceeds from sales of securities other than short-term obligations for the period ended December
31, 1997, were:

FUND/PORTFOLIO                                          Purchases          Sales
                                                        ---------      ---------
Intermediate Bond Fund.................................  $507,570       $449,003
Income Fund ...........................................   268,999        212,299
SR&F High Yield Portfolio..............................    89,454         69,288

At December 31, 1997, unrealized appreciation and depreciation of investments on a tax basis and the cost of investments for financial reporting purposes and for federal income tax purposes were as follows:

                                                                     Cost of Investments
                                                                                 Federal
                                                                Net  Financial    Income
FUND/PORTFOLIO             Appreciation  Depreciation  Appreciation  Reporting       Tax
Intermediate Bond Fund......    $ 9,533        $2,591        $6,942   $381,399  $381,399
Income Fund.................     13,087         3,832         9,255    410,587   410,679
SR&F High Yield Portfolio...      1,827           745         1,082     59,630    59,630


NOTE 7. SUBSEQUENT EVENT
On February 2, 1998, Income Fund and Intermediate Bond Fund became "feeder funds"--that is, the Funds invested all of their assets in SR&F Income Portfolio and SR&F Intermediate Bond Portfolio, respectively. SR&F Income Portfolio and SR&F Intermediate Bond Portfolio are "master funds" that have investment objectives identical to that of the feeder funds. The master funds are each a series of the SR&F Base Trust. Under the "master fund/feeder fund" structure, a feeder fund and one or more other feeder funds pool their assets in a master portfolio that has the identical investment objective and substantially the same investment policies as the feeder funds. The purpose of such an arrangement is to achieve greater operational efficiencies and reduce costs. The assets of the master fund are managed by the Adviser in the same manner as the assets of the feeder fund were managed before conversion to the master fund/feeder fund structure.

Financial Highlights

Stein Roe Intermediate Bond Fund


Selected per-share data (for a share outstanding throughout each period), ratios and supplemental data.
                                                          1988      1989     1990        1991
NET ASSET VALUE, BEGINNING OF PERIOD.................   $ 8.77    $ 8.51   $ 8.65      $ 8.38
                                                      --------  -------- --------    --------
INCOME FROM INVESTMENT OPERATIONS
   Net investment income.............................      .68       .74      .73         .69
   Net realized and unrealized gains (losses)
     on investments..................................     (.12)      .14     (.28)        .16
                                                      --------  -------- --------    --------
     Total from investment operations................      .56       .88      .45         .85
                                                      --------  -------- --------    --------
DISTRIBUTIONS
   Net investment income.............................     (.68)     (.74)    (.72)       (.70)
   Net realized capital gains .......................     (.14)       --       --          --
   In excess of realized gains ......................       --        --       --          --
                                                      --------  -------- --------    --------
     Total distributions.............................     (.82)     (.74)    (.72)       (.70)
                                                      --------  -------- --------    --------
NET ASSET VALUE, END OF PERIOD.......................   $ 8.51    $ 8.65   $ 8.38      $ 8.53
                                                      ========  ======== ========    ========
Ratio of net expenses to average net assets (a)......    0.73%     0.73%    0.74%       0.73%
Ratio of net investment income to average net
  assets (b).........................................    7.97%    8.71%     8.60%       8.17%
Portfolio turnover rate..............................     273%      197%     296%        239%
Total return (b).....................................    6.92%    10.97%    5.33%      10.62%
Net assets, end of period (000s)..................... $162,225  $165,056 $161,439    $184,444


                                                              YEARS ENDED JUNE 30,
                                                          1992      1993     1994      1995
NET ASSET VALUE, BEGINNING OF PERIOD.................   $ 8.53    $ 8.99   $ 9.26      $ 8.44
                                                      --------  -------- --------    --------
INCOME FROM INVESTMENT OPERATIONS
   Net investment income.............................      .69       .65      .56         .58
   Net realized and unrealized gains (losses)
     on investments..................................      .46      .27      (.59)        .23
                                                      --------  -------- --------    --------
     Total from investment operations................     1.15       .92     (.03)        .81
                                                      --------  -------- --------    --------
DISTRIBUTIONS
   Net investment income.............................     (.69)     (.65)    (.56)       (.58)
   Net realized capital gains .......................       --        --     (.08)         --
   In excess of realized gains ......................       --        --     (.15)         --
                                                      --------  -------- --------    --------
     Total distributions.............................     (.69)     (.65)    (.79)       (.58)
                                                      --------  -------- --------    --------
NET ASSET VALUE, END OF PERIOD.......................   $ 8.99    $ 9.26   $ 8.44      $ 8.67
                                                      ========  ======== ========    ========
Ratio of net expenses to average net assets (a)......    0.70%     0.67%    0.70%       0.70%
Ratio of net investment income to average
  net assets (b).....................................    7.87%     7.22%    6.20%       6.94%
Portfolio turnover rate..............................     202%      214%     206%        162%
Total return (b).....................................   14.02%    10.59%   (0.47%)     10.11%
Net assets, end of period (000s)..................... $242,948  $311,728 $302,507    $301,733

                                                                          SIX MONTHS
                                                                               ENDED
                                                                            DEC. 31,
                                                    YEARS ENDED JUNE 30,        1997
                                                          1996      1997  (UNAUDITED)
NET ASSET VALUE, BEGINNING OF PERIOD.................   $ 8.67    $ 8.58      $ 8.74
                                                      --------  --------    --------
INCOME FROM INVESTMENT OPERATIONS
   Net investment income.............................      .59       .60         .28
   Net realized and unrealized gains (losses)
     on investments..................................    (.10)       .17         .18
                                                      --------  --------    --------
     Total from investment operations................     .49        .77         .46
                                                      --------  --------    --------
DISTRIBUTIONS
   Net investment income.............................    (.58)      (.61)       (.28)
   Net realized capital gains .......................      --         --          --
   In excess of realized gains ......................      --         --          --
                                                      --------  --------    --------
     Total distributions.............................    (.58)      (.61)       (.28)
                                                      --------  --------    --------
NET ASSET VALUE, END OF PERIOD.......................  $ 8.58     $ 8.74      $ 8.92
                                                      ========  ========    ========
Ratio of net expenses to average net assets (a)......    0.70%     0.73%       0.73%*
Ratio of net investment income to average
   net assets (b)....................................    6.79%     6.97%       6.19%*
Portfolio turnover rate..............................     202%      210%        256%*
Total return (b).....................................    5.76%     9.31%       5.29%+
Net assets, end of period (000s)..................... $298,112  $328,784    $395,807

*Annualized
+Not Annualized
(a)If the Fund had paid all of its expenses and there had been no reimbursement by the Adviser, this ratio would have been 0.71, 0.75 and 0.75 percent for the years ended June 30, 1995, through June 30, 1997, respectively.
(b)Computed giving effect to the Adviser's expense limitation undertaking.

Financial Highlights CONTINUED

Stein Roe Income Fund

Selected per-share data (for a share outstanding throughout each period), ratios and supplemental data.


                                                                 YEARS ENDED JUNE 30,
                                                          1988      1989     1990        1991
NET ASSET VALUE, BEGINNING OF PERIOD................    $ 9.71    $ 9.60   $ 9.65      $ 8.95
                                                      --------  -------- --------    --------
INCOME FROM INVESTMENT OPERATIONS
   Net investment income............................       .95       .95      .92         .80
   Net realized and unrealized gains (losses)
     on investments.................................      (.11)      .05     (.70)         --
                                                      --------  -------- --------    --------
     Total from investment operations................      .84      1.00      .22         .80
                                                      --------  -------- --------    --------
   Distributions from net investment income.........      (.95)     (.95)    (.92)       (.80)
                                                      --------  -------- --------    --------
NET ASSET VALUE, END OF PERIOD......................    $ 9.60    $ 9.65   $ 8.95      $ 8.95
                                                      ========  ======== ========    ========
Ratio of net expenses to average net assets (a).....     0.91%     0.90%    0.93%       0.95%
Ratio of net investment income to average
  net assets (b)....................................    10.08%     9.97%   10.02%       8.98%
Portfolio turnover rate.............................      158%       94%      90%         77%
Total return (b)....................................     9.38%    11.06%    2.48%       9.30%
Net assets, end of period (000s) ...................   $96,611  $110,376  $89,023     $93,952


                                                               YEARS ENDED JUNE 30,
                                                          1992      1993     1994        1995
NET ASSET VALUE, BEGINNING OF PERIOD................    $ 8.95    $ 9.51  $ 10.10      $ 9.36
                                                      --------  -------- --------    --------
INCOME FROM INVESTMENT OPERATIONS
   Net investment income............................       .76       .75      .69         .71
   Net realized and unrealized gains (losses)
     on investments.................................       .56       .59     (.74)        .43
                                                      --------  -------- --------    --------
     Total from investment operations...............      1.32      1.34     (.05)       1.14
                                                      --------  -------- --------    --------
   Distributions from net investment income.........      (.76)     (.75)    (.69)       (.71)
                                                      --------  -------- --------    --------
NET ASSET VALUE, END OF PERIOD......................    $ 9.51   $ 10.10   $ 9.36      $ 9.79
                                                      ========  ======== ========    ========
Ratio of net expenses to average net assets (a).....     0.90%     0.82%    0.82%       0.82%
Ratio of net investment income to average
  net assets (b)....................................     8.20%     7.62%    6.94%       7.55%
Portfolio turnover rate.............................       76%       39%      53%         64%
Total return (b)....................................    15.30%    14.64%   (0.69%)     12.79%
Net assets, end of period (000s) ...................  $112,706  $151,594 $158,886    $174,327

                                                                         SIX MONTHS
                                                                              ENDED
                                                                           DEC. 31,
                                                                               1997
                                                          1996      1997 (UNAUDITED)
NET ASSET VALUE, BEGINNING OF PERIOD................    $ 9.79    $ 9.63    $9.88
                                                      --------  -------- --------
INCOME FROM INVESTMENT OPERATIONS
   Net investment income............................       .71       .70      .35
   Net realized and unrealized gains (losses)
     on investments.................................       .56       .59     (.74)
                                                       -------  -------- --------
     Total from investment operations...............      1.32      1.34     (.05)
                                                       -------  -------- --------
   Distributions from net investment income.........      (.76)     (.75)    (.69)
                                                       -------  -------- --------
NET ASSET VALUE, END OF PERIOD......................    $ 9.51   $ 10.10   $ 9.36
                                                       =======  ======== ========
Ratio of net expenses to average net assets (a).....     0.90%     0.82%    0.82%
Ratio of net investment income to average
  net assets (b)....................................     8.20%     7.62%    6.94%
Portfolio turnover rate.............................       76%       39%      53%
Total return (b)....................................    15.30%    14.64%   (0.69%)
Net assets, end of period (000s) ...................  $112,706  $151,594 $158,886

*Annualized
+Not Annualized
(a)If the Fund had paid all of its expenses and there had been no reimbursement by the Adviser, this ratio would have been 0.83, 0.85, 0.88 and 0.85 percent for the years ended June 30, 1994, through June 30, 1997, respectively.
(b)Computed giving effect to the Adviser's expense limitation undertaking.

Financial Highlights CONTINUED

High-Yield Fund

Selected per-share data (for a share outstanding throughout each period), ratios and supplemental data.
                                                                       SIX MONTHS
                                                          PERIOD            ENDED
                                                           ENDED         DEC. 31,
                                                        JUNE 30,             1997
                                                        1997 (A)      (UNAUDITED)
                                                       ---------   --------------
NET ASSET VALUE, BEGINNING OF PERIOD................     $ 10.00          $ 10.54
                                                         -------          -------
INCOME FROM INVESTMENT OPERATIONS
   Net investment income............................         .52              .43
   Net realized and unrealized gains (losses)
     on investments.................................         .54              .33
                                                         -------          -------
     Total from investment operations...............        1.06              .76
                                                         -------          -------
DISTRIBUTIONS
   Net investment income ...........................        (.52)            (.43)
   Net realized gains...............................          --             (.15)
                                                         -------          -------
   Net investment income ...........................        (.52)            (.58)
                                                         -------          -------
NET ASSET VALUE, END OF PERIOD......................     $ 10.54          $ 10.72
                                                         =======          =======
Ratio of net expenses to average net assets (b).....       1.00%*           1.00%*
Ratio of net investment income to average net assets (c)   8.05%*           7.98%*
Total return (c)....................................      10.88%+           7.31%+
Net assets, end of period (000s)....................     $13,482          $31,311

*Annualized
+Not Annualized
(a) From commencement of operations on November 1, 1996.
(b)If the Fund had paid all of its expenses and there had been no reimbursement by the Adviser, this ratio would have been 2.29 percent for the period ended June 30, 1997, and 1.42 percent for the six months ended December 31, 1997.
(c) Computed giving effect to the Adviser's expense limitation undertaking.

Financial Highlights CONTINUED

SR&F High Yield Portfolio
                                                                           SIX MONTHS
                                                           PERIOD               ENDED
                                                            ENDED             DEC.31,
                                                         JUNE 30,                1997
                                                         1997 (A)         (UNAUDITED)
Ratio of expenses to average net assets........            0.89%*              0.60%*
Ratio of net investment income to average net assets       8.24%*              8.35%*
Portfolio turnover rate .......................             168%+               282%*

*Annualized
+Not annualized
(a) From commencement of operations on November 1, 1996.

Funds for Every Investment Objective
-------------------------------------------------------------------------------
The Stein Roe family of mutual funds offers a variety of funds so you can select the right fund, or combina tion of funds, to meet your investment objectives. Call us at 800-338-2550 for a prospectus and more complete information on any of the funds, including management fees and expenses. Please read the prospectus carefully before you invest or send money.


MONEY MARKET FUNDS
Money market funds seek to provide income while preserving principal and maintaining liquidity. This fund offers free check writing.

o Cash Reserves Fund -- Invests in high-quality, short-term money market securities such as certificates of deposit, banker's acceptances and commercial paper.*


TAX-EXEMPT FUNDS
These funds help investors keep more of their earnings by investing in instruments that earn income free from federal income tax. Income may be subject to federal alternative minimum tax and state and local taxes; capital gains are subject to state, local and federal taxes.

o Municipal Money Market Fund -- Seeks to provide the liquidity and stability of a money market fund plus current tax-free income. Free check writing available.*

o Intermediate Municipals Fund -- Seeks high current yield through investments primarily in the three highest grades of intermediate-term municipal securities.

o Managed Municipals Fund -- Pursues high tax-free income by investing in a quality- conscious portfolio of long-term municipal bonds.

o High-Yield Municipals Fund -- Seeks a higher level of tax-free income from long-term municipal securities, primarily of medium or lower quality.


BOND FUNDS
Bond funds seek high current income by investing primarily in fixed income securities.


o Intermediate Bond Fund-- Invests primarily in marketable debt securities with an average life of three to 10 years.

*Money market mutual funds strive to maintain a $1 per share net asset value, but there is no assurance that these funds will be able to maintain a stable net asset value. The net asset value of a fund that invests in securities issued or guaranteed by the U.S. government is not guaranteed.

o Income Fund -- Pursues a higher level of current income by investing primarily in medium- and lower-quality bonds.

o High Yield Fund -- Invests in high yield, high-risk, medium- and lower-quality debt securities that may involve greater risk.


GROWTH AND INCOME FUNDS
These funds seek to provide a conservative investment that is well positioned for long-term growth and current income. Each fund's approach is designed to limit the effects of market volatility.

o Balanced Fund -- Seeks long-term growth of capital and current income consistent with reasonable investment risk by investing in equities, debt securities and cash equivalents.

o Growth & Income Fund -- Pursues income and long-term capital growth by investing primarily in large, well-established companies.


GROWTH FUNDS
Growth funds offer long-term capital appreciation potential by investing primarily in various types of stocks.

o Growth Stock Fund* -- Pursues long-term capital appreciation from stocks with strong growth potential.

o Young Investor Fund -- Invests in securities of companies that affect the lives of children or teenagers.

o Special Fund -- Invests in securities believed to have limited downside risk relative to their potential for above-average growth, including securities of undervalued, under- followed or out-of-favor companies.

o Growth Opportunities Fund -- Invests in the common stocks of small, mid-sized and large companies believed to have the potential to generate and sustain earnings growth at an above-average rate.

o Special Venture Fund -- Seeks capital appreciation through equity securities of entrepreneurially managed companies.

o Capital Opportunities Fund -- Takes a long-term approach to aggressive growth by selecting quality companies with the potential to generate high levels of earnings growth over a three- to five-year period.

o International Fund -- Invests in a diversified portfolio of foreign securities.

o Emerging Markets Fund -- Seeks long-term capital appreciation through emerging market investment opportunities.


*Closed to new investors in accordance with the terms set forth in the prospectus.

To Contact Us. . .
-------------------------------------------------------------------------------

BY PHONE 800-338-2550

You can discuss your investment questions with a Stein Roe account representative by calling us toll free. We'll be happy to answer questions about your current account, or to provide you with information about opening a Stein Roe account, including Stein Roe Traditional and Roth IRAs. We're available seven days a week, from 7 a.m. to 8 p.m. weekdays and from 9 a.m. to 2 p.m. Saturday and Sunday (Central Standard Time).

STEIN ROE'S FUNDS-ON-CALL
24-HOUR SERVICE LINE
Using a touch-tone phone, call our toll-free number, day or night, for your current account balance, the latest Stein Roe prices and yields, and other information. In addition, if you have a Personal Identification Number (PIN), you may place orders for the following transactions 24 hours a day: o Exchange shares between your Stein Roe accounts;

o Purchase shares by electronic transfer;
o Order additional account statements and money market fund checks;
o Redeem shares by check, wire or electronic transfer.

RETIREMENT PLAN ACCOUNTS
Call us for information about how we can assist you with your defined contribution plan, including 401(k) plans. You can reach us toll free at 800-322-1130.
  For information on IRA plans including the new Roth IRA, call us toll free at 800-338-2550.

BY MAIL OR E-MAIL

If you prefer to contact us by mail, please address all correspondence to:
P.O. Box 8900, Boston, MA 02205-8900.
  To contact us by e-mail, send correspondence directly to comments@steinroe.com or visit us at www.steinroe.com on the Internet.

IN PERSON

If you are in the Chicago area, please visit our Investor Center located in downtown Chicago at One South Wacker Drive, 32nd Floor. Our account representatives can answer questions about your current Stein Roe investments or provide you information about any of the Stein Roe funds and retirement plans. Stop by weekdays between 8 a.m. and 5:15 p.m.

This report must be preceded or accompanied by a prospectus.

Stein Roe Income Trust
-------------------------------------------------------------------------------
TRUSTEES
Timothy K. Armour
President, Mutual Fund Division and Director,
  Stein Roe & Farnham Incorporated
William W. Boyd
Chairman and Director, Sterling Plumbing
  Group Inc.
Lindsay Cook
Senior Vice President, Liberty Financial
  Companies, Inc.
Douglas A. Hacker
Senior Vice President and Chief Financial Officer,
  United Airlines
Janet Langford Kelly
Senior Vice President, Secretary and General
  Counsel, Sara Lee Corporation
Charles R. Nelson
Van Voorhis Professor of Political Economy,
  University of Washington
Thomas C. Theobald
Managing Partner, William Blair Capital Partners


OFFICERS
Timothy K. Armour, President
William D. Andrews, Executive Vice President
Thomas W. Butch, Executive Vice President
Loren A. Hanson, Executive Vice President
Hans P. Ziegler, Executive Vice President
Gary A. Anetsberger, Senior Vice President,
  Chief Financial Officer
Philip J. Crosley, Vice President
Michael T. Kennedy, Vice President
Stephen F. Lockman, Vice President
Lynn C. Maddox, Vice President
Anne E. Marcel, Vice President
Jane M. Naeseth, Vice President
Nicolette D. Parrish, Vice President,
  Assistant Secretary
Heidi J. Walter, Vice President
Stacy H. Winick, Vice President, Secretary
Janet B. Rysz, Assistant Secretary
Sharon R. Robertson, Controller
Scott E. Volk, Treasurer
Margaret O. Zwick, Assistant Treasurer

AGENTS AND ADVISERS
Stein Roe & Farnham Incorporated
Investment Adviser
State Street Bank and Trust Company
Custodian
SteinRoe Services Inc.
Transfer Agent
Bell, Boyd & Lloyd
Legal Counsel to the Trust
Ernst &Young LLP
Independent Public Accountants

THE STEIN ROE MUTUAL FUNDS

Stein Roe Cash Reserves Fund
Stein Roe Municipal Money Market Fund
Stein Roe Intermediate Municipals Fund
Stein Roe Managed Municipals Fund
Stein Roe High-Yield Municipals Fund
Stein Roe Intermediate Bond Fund
Stein Roe Income Fund
Stein Roe High Yield Fund
Stein Roe Balanced Fund
Stein Roe Growth & Income Fund
Stein Roe Growth Stock Fund
Stein Roe Young Investor Fund
Stein Roe Growth Opportunities Fund
Stein Roe Special Fund
Stein Roe Special Venture Fund
Stein Roe Capital Opportunities Fund
Stein Roe International Fund
Stein Roe Emerging Markets Fund

                             Stein Roe Mutual Funds
                                  P.O. Box 8900
                        Boston, Massachusetts 02205-8900
                     Financial Advisors call: 1-800-322-0593
                        Shareholders call: 1-800-338-2550
                                www.steinroe.com


     In Chicago, visit our Fund Center at One South Wacker Drive, 32nd Floor

                Liberty Financial Investments, Inc., Distributor
                                   Member SIPC

                                                                     BD12A 2/98